As filed with the Securities and Exchange Commission on November 30, 2006

1933 Act Registration Number: 033-36324
1940 Act Registration Number: 811-06153

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                X

Pre-Effective Amendment Number:
Post-Effective Amendment Number                54                X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                X

Amendment Number:                56

Integrity Managed Portfolios
(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

With a copy to:
Robert E. Walstad	Mark J. Kneedy
Integrity Mutual Funds, Inc.	Chapman and Cutler LLP
1 North Main Street	111 West Monroe Street
Minot, ND 58703	Chicago, IL 60603-4080

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box):

X                 Immediately upon filing pursuant to paragraph (b)
                  On      , pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(1)
                  On      , pursuant to paragraph (a)(1)
                  75 days after filing pursuant to paragraph (a)(2)
                  On      , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

                  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

November 30, 2006

[Logo]

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Managed Portfolios can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Kansas Municipal Fund

Fund Investment Objectives/Goals

The Kansas Municipal Fund (the “Fund”) seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

Principal Investment Strategies of the Fund

The Fund purchases primarily Kansas municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund’s investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax (“AMT”)).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s Investors Service (“Moody’s”) or Standard and Poor’s Ratings Services (“S&P”); commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in Kansas bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and Statement of Additional Information (“SAI”) for additional risks of investing in Kansas bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal income tax and Kansas income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:
•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1996	2.95%
1997	5.10%
1998	4.02%
1999	0.33%
2000	8.17%
2001	5.39%
2002	0.51%
2003	1.78%
2004	(0.12)%
2005	2.35%

1The year-to-date return on net asset value as of September 30, 2006, was 3.53%.

For the periods shown, the highest and lowest quarterly returns were 3.68% and (1.97)% for the quarters ending December 29, 2000, and March 29, 1996, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(2.01)%	1.08%	2.57%	4.37%
Return After Taxes on Distributions	(2.01)%	1.08%	2.57%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares	(0.05)%	1.53%	2.84%	4.46%

Lehman Brothers Municipal Bond Index[2]	3.53%	5.59%	5.71%	6.78%

1The inception date is November 15, 1990.

2The Lehman Brothers Municipal Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: 2.97%.

Kansas Insured Intermediate Fund

Fund Investment Objectives/Goals

The Kansas Insured Intermediate Fund (the “Fund”) seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

Principal Investment Strategies of the Fund

The Fund purchases primarily Kansas municipal bonds that are rated investment grade (AAA/Aaa) by independent ratings agencies at the time of purchase and that are insured municipal securities. The Fund may also invest up to 15% of its total assets in municipal securities backed by an escrow or trust account that contains sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 3 and 10 years. To pursue its objective, the Fund normally invests at least 95% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in Kansas bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and SAI for additional risks of investing in Kansas bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal income tax and Kansas income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income;
•	Set aside money systematically for retirement, estate planning or college funding; or
•	Prefer insured securities to uninsured securities that may provide a higher income.

You may not wish to invest in the Fund if you seek to

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1996	3.25%
1997	3.18%
1998	4.68%
1999	1.19%
2000	5.93%
2001	5.80%
2002	1.77%
2003	3.42%
2004	0.05%
2005	(0.01)%

1The year-to-date return on net asset value as of September 30, 2006, was 4.31%.

For the periods shown, the highest and lowest quarterly returns were 2.26% and (1.23)% for the quarters ending December 29, 2000, and June 30, 2005, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(2.77)%	1.61%	2.62%	3.61%
Return After Taxes on Distributions	(2.77)%	1.61%	2.62%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	(0.52)%	1.96%	2.84%	3.72%

Lehman Brothers Municipal 7-Year Bond Index[2]	1.71%	5.00%	2.47%	5.63%

1The inception date is November 23, 1992.

2The Lehman Brothers Municipal 7-Year Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with remaining maturities of seven to eight years selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: 2.27%.

Maine Municipal Fund

Fund Investment Objectives/Goals

The Maine Municipal Fund (the “Fund”) seeks a high level of current income exempt from both federal income tax and Maine state income tax (other than the AMT) without assuming undue risk.

Principal Investment Strategies of the Fund

The Fund purchases primarily Maine municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund’s investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 15 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Maine personal income taxes (excluding AMT).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in Maine bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Maine bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and SAI for additional risks of investing in Maine bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax and Maine income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The results prior to December 20, 2003, the date Integrity Money Management, Inc. commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1996	3.65%
1997	7.26%
1998	5.63%
1999	(1.13)%
2000	9.22%
2001	4.08%
2002	6.91%
2003	3.46%
2004	0.30%
2005	(0.51)%

1The year-to-date return on net asset value as of September 30, 2006, was 5.38%.

For the periods shown, the highest and lowest quarterly returns were 3.67% and (1.73)% for the quarters ending September 30, 2002, and June 30, 2005, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(4.77)%	1.94%	3.39%	4.63%
Return After Taxes on Distributions	(4.77)%	1.94%	3.39%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	(2.01)%	2.15%	3.46%	4.61%

Lehman Brothers Municipal Bond Index[2]	3.53%	5.59%	5.71%	6.49%

1The inception date is December 5, 1991.

2The Lehman Brothers Municipal Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: 2.54%.

Nebraska Municipal Fund

Fund Investment Objectives/Goals

The Nebraska Municipal Fund (the “Fund”) seeks to provide its shareholders with as high a level of current income exempt from both federal income tax  and Nebraska income tax as is consistent with preservation of capital.

Principal Investment Strategies of the Fund

The Fund purchases primarily Nebraska municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund’s investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Nebraska personal income taxes (excluding AMT).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in Nebraska bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Nebraska bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and SAI for additional risks of investing in Nebraska bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal income tax and Nebraska income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1996	2.48%
1997	6.37%
1998	5.15%
1999	(0.48)%
2000	9.81%
2001	6.42%
2002	1.73%
2003	2.19%
2004	(0.11)%
2005	1.86%

1The year-to-date return on net asset value as of September 30, 2006, was 4.97%.

For the periods shown, the highest and lowest quarterly returns were 4.31% and (2.21)% for the quarters ending December 29, 2000, and March 29, 1996, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(2.48)%	1.52%	3.04%	3.41%
Return After Taxes on Distributions	(2.48)%	1.52%	3.04%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	(0.27)%	1.92%	3.26%	3.59%

Lehman Brothers Municipal Bond Index[2]	3.53%	5.59%	5.71%	5.77%

1The inception date is November 17, 1993.

2The Lehman Brothers Municipal Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: 2.81%.

New Hampshire Municipal Fund

Fund Investment Objectives/Goals

The New Hampshire Municipal Fund (the “Fund”) seeks a high level of current income exempt from both federal income tax (other than the AMT) and New Hampshire state interest and dividend tax.

Principal Investment Strategies of the Fund

The Fund purchases primarily New Hampshire municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund’s investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 15 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and New Hampshire state interest and dividend taxes (excluding AMT).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in New Hampshire bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of New Hampshire bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and SAI for additional risks of investing primarily in New Hampshire bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax and New Hampshire state interest and dividend taxes (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The results prior to December 20, 2003, the date Integrity Money Management, Inc. commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1996	3.59%
1997	7.63%
1998	6.13%
1999	(1.29)%
2000	8.53%
2001	4.19%
2002	6.64%
2003	2.69%
2004	1.13%
2005	(0.41)%

1The year-to-date return on net asset value as of September 30, 2006, was 4.71%.

For the periods shown, the highest and lowest quarterly returns were 3.13% and (1.65)% for the quarters ending December 29, 2000, and June 30, 2005, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(4.68)%	1.93%	3.38%	4.21%
Return After Taxes on Distributions	(4.68)%	1.93%	3.38%	4.21%
Return After Taxes on Distributions and Sale of Fund Shares	(1.99)%	2.16%	3.45%	4.21%

Lehman Brothers Municipal Bond Index[2]	3.53%	5.59%	5.71%	6.18%

1The inception date is December 31, 1992.

2The Lehman Brothers Municipal Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: (0.26)%.

Oklahoma Municipal Fund

Fund Investment Objectives/Goals

The Oklahoma Municipal Fund (the “Fund”) seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Oklahoma income tax as is consistent with preservation of capital.

Principal Investment Strategies of the Fund

The Fund purchases primarily Oklahoma municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund’s investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Oklahoma personal income taxes (excluding AMT).

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks of Investing in the Fund

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will not be able to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Because the Fund is non-diversified and invests primarily in Oklahoma bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Oklahoma bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and SAI for additional risks of investing in Oklahoma bonds.

Is the Fund Right for you?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal income tax and Oklahoma income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund’s annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table does reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Returns (as of 12/31 each year)1

[bar chart]

1997	8.02%
1998	4.84%
1999	(1.79)%
2000	8.09%
2001	6.99%
2002	3.31%
2003	3.28%
2004	1.57%
2005	2.56%

1The year-to-date return on net asset value as of September 30, 2006, was 5.09%.

For the periods shown, the highest and lowest quarterly returns were 4.02% and (1.55)% for the quarters ending December 29, 2000, and December 31, 1999, respectively.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2005)

	1 Year	5 Years	Since Inception[1]
Return Before Taxes	(1.78)%	2.64%	3.70%
Return After Taxes on Distributions	(1.78)%	2.64%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	2.86%	3.81%

Lehman Brothers Municipal Bond Index[2]	3.53%	5.59%	6.13%

1The inception date is September 25, 1996.

2The Lehman Brothers Municipal Bond Index is a benchmark index that includes investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. The index is unmanaged and cannot accommodate direct investments.

The percentage of unrealized capital gains as compared to overall Fund assets at July 31, 2006: 2.24%.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Kansas Municipal Fund	Kansas Insured Intermediate Fund	Maine Municipal Fund	Nebraska Municipal Fund	New Hampshire Municipal Fund	Oklahoma Municipal Fund
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[2]
	4.25%	2.75%	4.25%	4.25%	4.25%	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%[3]	None	1.00%[3]	1.00%[3]	1.00%[3]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee (as a percentage of amount redeemed)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Expenses (expenses that are deducted from fund assets)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%[4]	None	0.25%[4]	0.25%[4]	0.25%[4]	0.25%[4]
Other Expenses	0.40%	0.73%	0.55%	0.49%	1.47%	0.44%
Total Annual Fund Operating Expenses	1.15%	1.23%	1.30%	1.24%	2.22%	1.19%
Contractual Fee Waivers and Expense Reimbursements[5]	0.00%	(0.48)%	(0.05)%	0.00%	(0.97)%	0.00%
Net Annual Fund Operating Expenses (After Contractual Fee Waivers and Expense Reimbursements)[6]	1.15%	0.75%	1.25%	1.24%	1.25%	1.19%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to purchases of $50,000 or more. See “Distribution Arrangements” for additional information.

3In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

4Because the Fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

5Under the terms of the respective advisory agreements (except with respect to the Kansas Insured Intermediate Fund), the investment adviser has contractually agreed to pay expenses of the Funds (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Funds’ average daily net assets on an annual basis up to the amount of the investment advisory and management fee. With respect to the Kansas Insured Intermediate Fund, under the terms of the respective advisory agreement, the investment adviser has contractually agreed to pay expenses of such Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of such Fund’s average daily net assets on an annual basis.

6In addition to the contractual commitment to maintain Fund expense levels, the investment adviser may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2006, after such contractual and voluntary fee waivers and expense reimbursements, the net annual fund operating expenses for the Funds were: Kansas Municipal Fund: 1.03%; Kansas Insured Intermediate Fund: 0.75%; Maine Municipal Fund: 1.02%; Nebraska Municipal Fund: 1.03%; New Hampshire Municipal Fund: 1.03%; and Oklahoma Municipal Fund: 1.03%.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Kansas Municipal Fund	$538	$781	$1,049	$1,845
Kansas Insured Intermediate Fund	$398	$662	$952	$1,817
Maine Municipal Fund	$553	$827	$1,130	$2,030
Nebraska Municipal Fund	$547	$809	$1,097	$1,956
New Hampshire Municipal Fund	$643	$1,112	$1,629	$3,165
Oklahoma Municipal Fund	$542	$793	$1,070	$1,894

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objectives

The Funds' respective investment objectives and fundamental investment policies may not be changed without shareholder vote. Unless otherwise noted, the Funds’ investment policies are non-fundamental and may be changed by the Funds’ Board of Trustees without shareholder approval.

Implementation of Investment Objectives

Principal Investment Strategies

Municipal Obligations

The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund seek, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state or municipal securities of U.S. territories and possessions as described below. Each of the foregoing Funds has adopted a fundamental policy that, under normal market conditions, at least 80% (other than the Kansas Insured Intermediate Fund) of its assets (including any borrowings for investment purposes) will be invested in municipal securities that pay interest exempt from both federal and the relevant state’s income taxes. The Kansas Insured Intermediate Fund seeks, under normal conditions, to invest at least 95% of its total assets (including any borrowings for investment purposes) in Kansas municipal securities, that pay interest exempt from both federal and Kansas state income tax.

Similarly, the New Hampshire Municipal Fund has adopted a fundamental policy that, under normal circumstances, it will invest at least 80% of its net assets and borrowings in bonds, including municipal securities, the interest from which is exempt from both federal income tax and the income tax of its respective state. With respect to the New Hampshire Municipal Fund, the state’s income tax refers to the interest and dividends tax of such state.

Each of the Funds (other than the Kansas Insured Intermediate Fund) may, however, invest up to 20% of its assets in securities, on which the interest income is subject to federal income tax or the income tax of its respective state.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions. States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

The Funds may purchase municipal securities that represent lease obligations. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce their risk, the Kansas Municipal Fund, the Kansas Insured Intermediate Fund and the Oklahoma Municipal Fund will not invest more than 10% (15% in the case of the Nebraska Municipal Fund) in lease obligations. Such Funds will also only purchase lease obligations that are rated in the top-rating category by independent rating agencies.

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Kansas Municipal Fund, Kansas Insured Intermediate Fund and Nebraska Municipal Fund may not invest more than 15% and the Maine Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund may not invest more than 30% of their respective total assets in these territorial municipals.

Rating Requirements

Kansas Municipal Fund

The Kansas Municipal Fund invests in municipal securities that are rated investment grade at the time of purchase by Moody’s or by S&P or are unrated but judged to be of comparable quality by its investment adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

If, subsequent to the purchase of a municipal security, the ratings on such securities are reduced, the Fund will not be required to dispose of the securities. In addition, the Fund will not invest more than 30% of its assets in unrated municipal securities. This is a fundamental policy that may not be changed without shareholder approval.

Kansas Insured Intermediate Fund

The Kansas Insured Intermediate Fund primarily purchases insured municipal securities. Under normal market conditions, the Fund will invest at least 95% of its total assets in Kansas municipal securities which are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal. This is a fundamental policy that may not be changed without shareholder approval. Each insured municipal security will be covered by insurance applicable to the specific security which may have been obtained either at the time of issuance or subsequently. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

The Fund will only purchase insured Kansas municipal securities whose insurers have total assets of at least $75 million, capital and surplus of at least $50 million and whose claims-paying ability is rated: “Aaa” by Moody’s, or “AAA” by S&P, Fitch or Duff & Phelps at the time of purchase. The Kansas municipal securities covered by the insurance will be rated “Aaa” or “AAA” because of the claims paying rating of the insurer. The security’s rating may be lower if the rating were based primarily on the credit quality of the issuer without regard to the insurance. There is no percentage limitation on the percentage of the Fund’s assets that may be invested in Kansas municipal securities insured by any given insurer.

If, subsequent to the purchase of an insured municipal security, the rating on the claims-paying ability of the insurer or the municipal security is reduced, the Fund is not required to dispose of the security.

The Fund may only invest up to 15% of its total assets in Kansas municipal securities (rated Aaa/AAA) that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These securities are generally uninsured and are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Maine Municipal Fund

The Maine Municipal Fund invests in municipal securities that are rated investment grade at the time of purchase by Moody’s or by S&P or are unrated but judged to be of comparable quality by its investment adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

If, subsequent to the purchase of a municipal security, the ratings on such securities are reduced, the Fund will not be required to dispose of the securities.

Nebraska Municipal Fund

The Nebraska Municipal Fund invests in municipal securities that are rated investment grade at the time of purchase by Moody’s or by S&P or are unrated but judged to be of comparable quality by its investment adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

If, subsequent to the purchase of a municipal security, the ratings on such securities are reduced, the Fund will not be required to dispose of the securities. In addition, the Fund will not invest more than 30% of its assets in unrated municipal securities. This is a fundamental policy that may not be changed without shareholder approval.

New Hampshire Municipal Fund

The New Hampshire Municipal Fund invests in municipal securities that are rated investment grade at the time of purchase by Moody’s or by S&P or are unrated but judged to be of comparable quality by its investment adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

If, subsequent to the purchase of a municipal security, the ratings on such securities are reduced, the Fund will not be required to dispose of the securities.

Oklahoma Municipal Fund

The Oklahoma Municipal Fund invests in municipal securities that are rated investment grade at the time of purchase by Moody’s or by S&P or are unrated but judged to be of comparable quality by its investment adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

If, subsequent to the purchase of a municipal security, the ratings on such securities are reduced, the Fund will not be required to dispose of the securities. In addition, the Fund will not invest more than 30% of its assets in unrated municipal securities. This is a fundamental policy that may not be changed without shareholder approval.

Alternative Minimum Tax

Each Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Shares of a Fund, therefore, would not ordinarily be suitable for investors subject to AMT.

How Investments are Selected

Integrity Money Management selects municipal obligations for the Funds based upon its assessment of a bond’s relative value in terms of current yield, price, credit quality and future prospects. Integrity Money Management reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund’s municipal investments and analyzes economic, political and demographic trends affecting the municipal markets. Based on its analysis of this research, Integrity Money Management selects those municipal obligations that it believes represent the most attractive values.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds’ investment objective. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Integrity Money Management generally considers such factors as the bond’s yield, the continued creditworthiness of the issuer and prevailing market conditions. Integrity Money Management may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Integrity Money Management’s investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or Integrity Money Management believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund’s investment policy may lead to frequent changes in investments.

Risks

Investment Limitations

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund may not invest 25% or more of its total assets in any single industry. In applying this limitation, government issuers of municipal securities are not considered part of any “industry.” However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects (such as health care, utilities, or mortgage loans).  See the SAI for more information regarding the Funds’ investment policies and restrictions and the risks associated with these policies.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial futures and related options whose prices, in the opinion of Integrity Money Management, correlate with the values of securities the Fund owns or expects to purchase. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if more than one-third of its respective net assets would be hedged immediately after the transaction.

The ability of a Fund to benefit from futures and options on futures is largely dependent on Integrity Money Management’s ability to use such strategies successfully. If Integrity Money Management’s judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell.

Integrity Managed Portfolios is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and who, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Principal Risk Factors

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

General Risk

Each Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of the underlying value and is not necessarily an objective measure of the securities’ values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Interest Rate Risk

Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices generally move in the opposite direction of interest rates). The longer the average maturity (duration) of a Fund’s portfolio, the greater its interest rate risk.

Credit Risk

Credit risk is the risk that an issuer of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

Concentration Risk

Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from the economic, political or regulatory changes that could adversely affect bond issuers in that state and therefore the value of the Fund’s investment portfolio. See the Appendix and the SAI for more information.

In addition, each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each Fund bears the risk that economic, political or regulatory developments could adversely affect these industries and consequently, the value of a Fund’s portfolio.

Non-Diversification Risk

Each Fund is non-diversified and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the Fund’s assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

In addition, because of the relatively small number of issuers of municipal securities in the respective state, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. As a result, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. As a result, the Funds are more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the Funds’ portfolios.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can occur when the Fund invests the proceeds from the new share sales or from matured or called bonds at market interest rates that are below the portfolio’s current earnings rate. Also, if a Fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Fund’s income may decrease if short-term interest rates rise.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Tax Risk

Tax risk is the risk that income from municipal bonds held by a Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Portfolio Holdings

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds.

MANAGEMENT AND ORGANIZATION

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds’ Board of Trustees. Integrity Money Management, Inc. (“Integrity Money Management” or the “Investment Adviser”), 1 Main Street North, Minot, ND 58703, is the investment adviser to the Funds. Integrity Money Management and its affiliates have been advising mutual funds since 1989 and as of September 30, 2006, had assets under management of approximately $427 million. Integrity Money Management is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, performing certain evaluations of the Funds’ portfolio securities, managing the Funds’ business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds’ investments and effecting their portfolio transactions.

For providing management services, Integrity Money Management is paid an annual fund management fee by each Fund of 0.50% of each Fund’s average daily net assets, payable monthly.

For the most recent fiscal year, the Funds noted below paid, after expense reimbursements, the following management fees to Integrity Money Management, as a percentage of average net assets:

Kansas Municipal Fund	0.37%
Kansas Insured Intermediate Fund	0.04%
Maine Municipal Fund	0.23%
Nebraska Municipal Fund	0.29%
New Hampshire Municipal Fund	0.00%
Oklahoma Municipal Fund	0.34%

Under the terms of the Management and Investment Advisory Agreement with each Fund (other than the Kansas Insured Intermediate Fund), Integrity Money Management has agreed to pay all expenses of the respective Fund, including the Fund’s management and investment advisory fee and the Fund’s dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund’s average daily net assets on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to Integrity Money Management. Similarly, under the terms of the Management and Investment Advisory Agreement with the Kansas Insured Intermediate Fund, Integrity Money Management has agreed to pay all expenses of the Fund, including the Fund’s management and investment advisory fee and the Fund’s dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the Fund’s average daily net assets on an annual basis.

Each Fund pays all other respective expenses. These expenses include, but are not limited to, custodial services; transfer agent, accounting and legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports to shareholders; interest; bookkeeping; fees for disinterested trustees; taxes; fees for registering Fund shares; compensation of the Mutual Fund Chief Compliance Officer and extraordinary expenses. Integrity Money Management may assume additional Fund expenses or waive portions of its fee at its discretion. See the SAI for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is available in the Funds’ semi-annual report to shareholders for the six-month period ended January 31, 2006. For a free copy, please call (800) 276-1262, visit the Funds’ website at www.integrityfunds.com, or visit the web site of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Portfolio Manager

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the Funds. All portfolio management decisions are subject to periodic review by Mr. Walstad and to quarterly review by the Board of Trustees.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and effective in February 2000, the portfolio manager to these Funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He has been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these Funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Mr. Walstad started in the securities business with PaineWebber as a retail broker, in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., the sponsor of the Integrity family of funds, which offered its first fund in 1989. Integrity Mutual Funds, Inc. wholly-owns the Funds’ Investment Adviser and Integrity Funds Distributor, Inc. (“Integrity Funds Distributor” or the “Distributor”). Mr. Walstad has been President of Integrity Money Management since its inception and was President of the Distributor from 1996 to 2003. Mr. Walstad has been President of Integrity Managed Portfolios and has supervised and directed the management of the Funds since January 1996 (since December 2003 with respect to the Maine and New Hampshire Municipal Funds). In addition to the Funds, Mr. Walstad is also the President of and supervises and directs the management of Integrity Fund of Funds, Inc. (since its inception); Montana Tax-Free Fund, Inc. (since its inception); ND Tax-Free Fund, Inc. (since its inception); and the Integrity Funds (since May 2003), which currently offers seven portfolio series.

Additional Information About the Portfolio Manager

The SAI contains additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share that is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed. NAV is calculated by taking the total value of the Fund’s assets, including interest or dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur, after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services, Inc. (“Integrity Fund Services”) establishes the fair market value pursuant to procedures approved by the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Integrity may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees.

Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Money Management is responsible for monitoring the securities markets and new developments for significant events that might require a fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The valuation of portfolio securities is more fully described in the SAI.

Purchase of Fund Shares

Fund shares may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day’s NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers and they may charge you additional service fees.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time), for you to receive that day’s price. However, if you place your order through a dealer prior to the close of trading of the NYSE and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m., Central Time), you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Pricing of Fund Shares” for a discussion of how shares are priced.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the opinion of the Investment Adviser, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other Integrity Funds and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase or redemption of shares up to $100,000 with signed authorization on file. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Funds’ transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Money Management or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Share certificates are no longer available for the Funds.

Minimum Investments

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan described below) and make additional investments at any time with as little as $50. The Funds may change these minimum investment requirements at any time.

Systematic Investing – The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Investment Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan or credit union account. If an investor has expedited wire transfer redemption privileges with his or her Fund account, such investor must designate the same bank, savings and loan or credit union account for both the Monthomatic Investment Plan and wire redemption programs. Fund shares purchased by the Monthomatic Investment Plan must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, (transfer agent to the Funds), at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder’s systematic investment plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Investment Plan.

Exchanging Shares

You may exchange shares into the same class of other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies, except as noted below. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging, you will be required to pay a sales charge equal to the difference between the sales charge (set forth under “Distribution Arrangements”) of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. You will not pay an initial sales charge when exchanging between funds with identical sales charge schedules.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Important Information about Purchases

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

Investors Other Than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Purchases Made Through A Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with Integrity Money Management, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from Integrity Money Management or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described below. In addition, Integrity Money Management, Integrity Funds Distributor or one or more of their affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus.

Integrity Funds Distributor or one or more of its affiliates may from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds (“Integrity funds”) distributed by Integrity Funds Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm’s customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments into Integrity funds, the firm’s level of participation in Integrity funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Integrity funds for which these payments are provided. For fiscal year 2006, these payments in the aggregate were approximately 0.027% to 0.035% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which payments are made.

Redemption of Fund Shares

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such financial adviser may fax, telephone or mail an order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund’s name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank through the Automated Clearing House (“ACH”) network. If you choose to receive proceeds via check, the transfer agent will normally mail the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

The Funds reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

You should also note that the Funds reserve the right to liquidate your account upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable as determined by the SEC; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific dollar amount withdrawn automatically from your account, subject to any CDSC. You may elect to receive payments monthly, quarterly, semi-annually or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or the 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund’s Systematic Withdrawal Program (the “Program”). To participate in the Program, shares may not be in certificated form. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Program. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program upon thirty days’ notice.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at NAV without incurring any additional charges. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds. Additionally, the holding period to be used to calculate the CDSC will be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

Dividends and Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as distributions. The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at (800) 601-5593.

Frequent Purchases and Redemptions of Fund Shares

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Funds' Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	The Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor believe constitute excessive trading;
•	The Funds will reject transactions that violate the Funds’ excessive trading policies or its exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
•	The Funds will process trades received after 3:00 p.m. Central Time at the next business day’s NAV.

Trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. Central Time but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. Central Time are processed with the date the trade is received by such financial institution.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the “Pricing of Fund Shares” section of the prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

Investors are subject to this market timing policy whether you are a direct shareholder of the Funds or you are investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. However, the SEC recently adopted a new rule that generally requires funds to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies. The compliance dates for the new rule are currently April 16, 2007 for entering into shareholder information agreements and October 16, 2007 for funds to request and receive information pursuant to these arrangements. The Funds will comply with this new rule when required and as applicable.

Tax Consequences

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. Because the Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you, as a taxpayer in that state, receive, are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state’s tax law, the regular personal income tax of that state. This section, however, does not describe your state, local or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Fund investment, see the SAI.

This federal income tax summary is based in part on the advice of counsel for the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into three categories, ordinary income distributions, exempt-interest dividends, and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Each Fund intends to distribute dividends that qualify as “exempt-interest dividends,” which generally are excluded from your gross income for federal income tax purposes. Distributions of the Funds’ interest income on certain private activity bonds are an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are included in “adjusted current earnings” of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal tax may be subject to state and local tax. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize a gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Further, because the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

DISTRIBUTION ARRANGEMENTS

Sales Loads and Rule 12b-1 Fees

You can buy shares at the offering price, which is the NAV plus an up-front sales charge. Each Fund (other than the Kansas Insured Intermediate Fund) has also adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 that authorizes each Fund to compensate Integrity Funds Distributor for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan, the respective Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s shares for distribution and shareholder services. Integrity Funds Distributor may pay all or a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Integrity Funds Distributor retains the up-front sales charge and 12b-1 fee on accounts with no authorized dealer of record. Because these fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Rule 12b-1 Fees” below for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Funds, except the Kansas Insured Intermediate Fund, are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	0.00%

In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Distributor may pay a commission of up to 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

The up-front sales charge and the commissions paid to dealers applicable to the Kansas Insured Intermediate Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.75%	2.85%	2.50%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.10%
$500,000 but less than $1,000,000	0.75%	0.76%	0.65%
$1,000,000 and above	0.25%	0.25%	0.25%

Sales Charge Reductions

We offer a number of ways to reduce or eliminate the up-front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

•	Information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse and children or grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”), which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge applicable to the group’s aggregate purchases, provided the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI. The SAI also has additional information regarding the requirements necessary to qualify for a Group Program. The Funds may modify or discontinue these programs at any time.

Investments of $1 Million or More

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, we will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Sales Charge Waivers

The Funds may sell shares without an up-front sales charge to:

•

trustees, officers and employees (including retirees) of the Funds, Integrity Mutual Funds, Inc., Integrity Fund Services, Inc., Integrity Funds Distributor and Integrity Money Management, for themselves or their spouses, children, or parents of spouse or any trust, pension, profit-sharing, or other benefit plan for only such persons at NAV and in any amount;

•	broker-dealers having sales agreements with Integrity Funds Distributor and registered representatives and other employees of such broker-dealer, including their spouses and children;
•	financial institutions having sales agreements with Integrity Funds Distributor and employees of such financial institutions, including their spouses and children;
•	any broker-dealer, financial institution or other qualified firm that receives no commissions for selling shares to its clients; and
•

reinvestments of distributions from certain unit investment trusts formerly sponsored by Integrity Funds Distributor into the Kansas Municipal Fund, Kansas Insured Intermediate Fund and the Nebraska Municipal Fund.

Financial institutions which purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Financial institutions may purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price.State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions that purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans, which qualify as Group Programs as described above, may also purchase shares of the Fund.

Additional Information

The Funds makes available, free of charge, more information about sales charge reductions and waivers through the Funds’ Internet website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information), in the SAI or from your financial adviser.

Rule 12b-1 Fees

Integrity Funds Distributor serves as the distributor of the Funds’ shares. In this capacity, Integrity Funds Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. Each Fund (other than the Kansas Insured Intermediate Fund) has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay some of the costs of distributing its shares and for providing services to shareholders. Under each Fund’s plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets to Integrity Funds Distributor for distribution and shareholder services. Integrity Funds Distributor, in turn, may use this fee to pay authorized dealers, including itself, banks, savings and loan associations and their associated broker-dealers an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the 12b-1 service fee, dealers or other service organizations must have been servicing the accounts for more than one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents and providing other personal services to shareholders. Integrity Funds Distributor may also use some or all of this 12b-1 fee for its expenses of distribution of a Fund’s shares. Integrity Funds Distributor retains the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund has been audited by Brady, Martz & Associates, P.C., whose report, along with such Fund’s audited financial statements are included in the annual report.

The Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, each formerly a series of the Forum Funds, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 19, 2003. The Maine Municipal Fund and New Hampshire Municipal Fund had nominal assets prior to the date of the acquisition. Consequently, the information for the Maine Municipal Fund and the New Hampshire Municipal Fund prior to the acquisition date represents the financial history of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively. The information in these tables with respect to the Maine Municipal Fund and New Hampshire Municipal Fund for the fiscal years ended March 31, 2003 and 2002 has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund are included in the annual report of the Forum Funds dated March 31, 2003, which is available upon request without charge. The information for the Maine Municipal Fund and New Hampshire Municipal Fund for the fiscal years ended July 31, 2006 and July 29, 2005, the four month period ended July 30, 2004, and the fiscal year ended March 31, 2004 has been audited by Brady Martz & Associates, P.C., whose report, along with the Funds’ financial statements, are included in the Funds’ annual reports.

Further information about a Fund’s performance is contained in such Fund’s latest annual or semi-annual shareholder report. You may obtain a free copy of the respective Fund’s latest annual or semi-annual shareholder report upon request from the Fund.

Kansas Municipal Fund

Financial Highlights

Selected per share data and ratios for the periods indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.57	$10.93	$11.19	$11.78	$11.92

Income from Investment Operations:
Net investment income	$.41	$.38	$.45	$.51	$.55
Net realized and unrealized gain (loss) on investment and futures transactions	.05	(.36)	(.26)	(.59)	(.14)
Total Income (Loss) From Investment Operations	$.46	$.02	$.19	$(.08)	$.41

Less Distributions:
Dividends from net investment income	$(.41)	$(.38)	$(.45)	$(.51)	$(.55)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.41)	$(.38)	$(.45)	$(.51)	$(.55)

NET ASSET VALUE, END OF PERIOD	$10.62	$10.57	$10.93	$11.19	$11.78

Total Return	4.39%(A)	0.22%(A)	1.71%(A)	(0.75%)(A)	3.48%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$59,093	$67,470	$78,478	$88,850	$98,992
Ratio of net expenses (after expense assumption) to average net assets	1.03%(B)	0.97%(B)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	3.82%	3.56%	4.05%	4.39%	4.61%
Portfolio turnover rate	12.31%	44.85%	17.29%	23.78%	5.74%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $79,585, $130,764, $127,695, $52,479, and $22,656, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.15%, 1.15%, 1.10%, 1.01%, and 0.97%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Kansas Insured Intermediate Fund

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.94	$11.44	$11.60	$11.91	$11.93

Income from Investment Operations:
Net investment income	$.43	$.42	$.43	$.46	$.50
Net realized and unrealized gain (loss) on investment and futures transactions	.01	(.50)	(.16)	(.31)	(.02)
Total Income (Loss) From Investment Operations	$.44	$(.08)	$.27	$.15	$.48

Less Distributions:
Dividends from net investment income	$(.43)	$(.42)	$(.43)	$(.46)	$(.50)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.43)	$(.42)	$(.43)	$(.46)	$(.50)

NET ASSET VALUE, END OF PERIOD	$10.95	$10.94	$11.44	$11.60	$11.91

Total Return	4.06%(A)	(0.75%)(A)	2.31%(A)	1.26%(A)	4.12%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$12,419	$14,480	$16,982	$18,477	$18,633
Ratio of net expenses (after expense assumption) to average net assets	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)
Ratio of net investment income to average net assets	3.89%	3.71%	3.67%	3.89%	4.20%
Portfolio turnover rate	4.15%	1.81%	4.39%	26.23%	9.04%

(A) Excludes maximum sales charge of 2.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $62,295, $57,567, $58,289, $36,281, and $30,501, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.23%, 1.10%, 1.08%, 0.94%, and 0.91%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Maine Municipal Fund

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.45	$11.10	$11.19	$11.35	$10.97	$11.06

Income from Investment Operations:
Net investment income	$.35	$.35	$.13	$.39	$.39	$.42
Net realized and unrealized gain (loss) on investment and futures transactions	.07	(.43)	(.09)	(.10)	.38	(.09)
Total Income (Loss) From Investment Operations	$.42	$(.08)	$.04	$.29	$.77	$.33

Less Distributions:
Dividends from net investment income	$(.35)	$(.35)	$(.13)	$(.39)	$(.39)	$(.42)
Distributions from net capital gains	.00	(.22)	.00	(.06)	.00	.00
Total Distributions	$(.35)	$(.57)	$(.13)	$(.45)	$(.39)	$(.42)

NET ASSET VALUE, END OF PERIOD	$10.52	$10.45	$11.10	$11.19	$11.35	$10.97

Total Return	4.12%(A)	(0.74%)(A)	1.23%(A)(C)	2.56%(A)	7.16%(A)	3.06%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$18,728	$24,975	$31,683	$33,270	$37,847	$38,033
Ratio of net expenses (after expense assumption) to average net assets	1.02%(B)	0.97%(B)	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	3.35%	3.24%	3.49%(C)	3.44%	3.49%	3.82%
Portfolio turnover rate	1.60%	4.87%	1.92%	34.40%	26.00%	13.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Mutual Funds, Inc. assumed/waived expenses of $58,447, $86,089 and $29,051.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.30%, 1.27% and 1.22%.  For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $64,658.  For the period from 12/20/2003 through 3/31/2004, Integrity Money Management assumed/waived expenses of $22,736.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.20%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $104,969 (2003) and $133,718 (2002).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22% and 1.32%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Nebraska Municipal Fund

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.11	$10.55	$10.62	$11.17	$11.23

Income from Investment Operations:
Net investment income	$.40	$.42	$.45	$.47	$.51
Net realized and unrealized gain (loss) on investment and futures transactions	.09	(.44)	(.07)	(.55)	(.06)
Total Income (Loss) From Investment Operations	$.49	$(.02)	$.38	$(.08)	$.45

Less Distributions:
Dividends from net investment income	$(.40)	$(.42)	$(.45)	$(.47)	$(.51)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.40)	$(.42)	$(.45)	$(.47)	$(.51)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.11	$10.55	$10.62	$11.17

Total Return	4.90%(A)	(0.18)%(A)	3.59%(A)	(0.81)%(A)	4.06%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$30,742	$32,488	$34,682	$36,718	$37,273
Ratio of net expenses (after expense assumption) to average net assets	1.03%(B)	0.98%(B)	0.95%(B)	0.92%(B)	0.82%(B)
Ratio of net investment income to average net assets	3.89%	4.07%	4.18%	4.24%	4.52%
Portfolio turnover rate	14.63%	4.36%	8.95%	9.48%	13.08%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $66,312, $84,449, $93,640, $62,679, and $99,292, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.24%, 1.22%, 1.21%, 1.08%, and 1.08%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

New Hampshire Municipal Fund

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.82	$10.73	$10.88	$10.65	$10.74

Income from Investment Operations:
Net investment income	$.33	$.33	$.11	$.37	$.40	$.42
Net realized and unrealized gain (loss) on investment and futures transactions	.05	(.52)	.09	(.15)	.30	(.09)
Total Income (Loss) From Investment Operations	$.38	$(.19)	$.20	$.22	$.70	$.33

Less Distributions:
Dividends from net investment income	$(.33)	$(.33)	$(.11)	$(.37)	$(.40)	$(.42)
Distributions from net capital gains	.00	(.10)	.00	.00	(.07)	.00
Total Distributions	$(.33)	$(.43)	$(.11)	$(.37)	$(.47)	$(.42)

NET ASSET VALUE, END OF PERIOD	$10.25	$10.20	$10.82	$10.73	$10.88	$10.65

Total Return	3.76%(A)	(1.81%)(A)	5.69%(A)(C)	2.06%(A)	6.65%(A)	3.11%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$5,317	$6,363	$7,962	$8,175	$10,198	$11,843
Ratio of net expenses (after expense assumption) to average net assets	1.03%(B)	0.98%(B)	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	3.19%	3.14%	3.12%(C)	3.44%	3.71%	3.88%
Portfolio turnover rate	8.10%	17.94%	10.02%	41.53%	20.00%	21.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Money Management assumed/waived expenses of $69,311, $64,102 and $23,856, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.22%, 1.80% and 1.84%, respectively.  For the period 4/1/03 through 12/19/03, Forum Administrative Services and Forum Investment Advisors assumed/waived expenses of $62,210.  For the period from 12/20/03 through 3/31/04, Integrity Money Management assumed/waived expenses of $21,859.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.86%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $106,577 (2003) and $112,886 (2002).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.03% and 1.86%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Oklahoma Municipal Fund

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 31, 2006	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$11.00	$11.07	$11.09	$11.54	$11.47

Income from Investment Operations:
Net investment income	$.39	$.40	$.42	$.49	$.55
Net realized and unrealized gain (loss) on investment and futures transactions	.08	(.07)	(.02)	(.45)	.07
Total Income (Loss) From Investment Operations	$.47	$.33	$.40	$.04	$.62

Less Distributions:
Dividends from net investment income	$(.39)	$(.40)	$(.42)	$(.49)	$(.55)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.39)	$(.40)	$(.42)	$(.49)	$(.55)

NET ASSET VALUE, END OF PERIOD	$11.08	$11.00	$11.07	$11.09	$11.54

Total Return	4.39%(A)	3.02%(A)	3.67%(A)	0.28%(A)	5.46%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$43,563	$34,887	$35,472	$31,799	$21,995
Ratio of net expenses (after expense assumption) to average net assets	1.03%(B)	0.98%(B)	0.93%(B)	0.65%(B)	0.51%(B)
Ratio of net investment income to average net assets	3.55%	3.60%	3.77%	4.21%	4.69%
Portfolio turnover rate	4.65%	8.69%	10.70%	9.39%	15.77%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $60,854, $81,636, $87,525, $124,432, and $137,514, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.19%, 1.20%, 1.19%, 1.11%, and 1.19%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

APPENDIX--ADDITIONAL STATE INFORMATION

Because each state Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to the state’s municipal issuers. A negative change in any one of these or other areas could affect the ability of a state’s municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Please refer to the SAI for additional state information.

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNCIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 Main Street North - Minot, ND 58703 - (701) 852-5292
P.O. Box 759 - Minot, ND 58702
(800) 276-1262 - Marketing - Fax (701) 838-4902
(800) 601-5593 - Transfer Agent - Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603-4080

Integrity Managed Portfolios
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operation. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or to make inquiries, or visit our website at www.integrityfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

Integrity Managed Portfolios
1 Main Street North
Minot, ND 58703
(800) 276-1262

The Fund’s SEC file no. 811-06153

Privacy Policy

Integrity Managed Portfolios understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.       Collection of Information

While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

§         Information from applications or other forms, such as you and your spouse’s names, occupations, street address and social security numbers;

§         Information regarding your financial position, investment experience and objectives; and

§         Information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.       Disclosure of Information

Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to non-affiliates include:

§         Disclosing information necessary to process and service account transactions that you authorize;

§         Disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and

§         Disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.       Confidentiality and Security

We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.       Limited Access to Information

Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.       Further Information

If you have any questions about our privacy policy, please call us at (800) 276-1262. This privacy policy applies to the investment, management and shareholder services offered by:

§         Integrity Managed Portfolios

§         Integrity Funds Distributor, Inc.

This is not part of the Prospectus.

INTEGRITY MANAGED PORTFOLIOS
1 Main Street North
Minot, ND 58703

ADDRESS SERVICE REQUESTED

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Statement of Additional Information
November 30, 2006

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 North Main Street
Minot, ND 58703
(701) 852-5292
(800) 601-5593 — Transfer Agent
(800) 276-1262 — Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund (the “Funds”) dated November 30, 2006 (the “Prospectus”). Copies of the Prospectus may be obtained at no charge by writing to the above address or by calling (800) 276-1262.

The audited financial statements appear in the Funds’ annual reports for their most recent fiscal year. The financial statements from the foregoing annual reports are incorporated herein by reference. The annual reports accompany this SAI.

TABLE OF CONTENTS
Page
HISTORY OF THE FUNDS	3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS	3
Classification	3
Investment Strategies and Risks	3
Non-Diversification	3
Municipal Securities	5
Standby Commitments	6
Participation Interests	6
Risks	6
Futures Contracts and Options on Futures	7
Illiquid and Restricted Securities	9
Repurchase Agreements	9
Leverage Transactions	10
Investment Policies of the Funds	11
Securities Ratings Information	13
Additional Risk Considerations	14
Fund Policies	14
Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund	14
Maine Municipal Fund and New Hampshire Municipal Fund	15
Temporary Defensive Positions	16
Portfolio Turnover	16
Disclosure of Portfolio Holdings	17
Internet Site and Quarterly Advertisements	17
SEC Filings	17
Other Disclosures	18

MANAGEMENT OF THE FUNDS	18
Management Information	18
Board of Trustees	21
Share Ownership in the Funds	22
Compensation	22
Sales Load Waivers for Trustees and Affiliated Persons	23
Code of Ethics	23
Proxy Voting Policies	23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
Control Persons	25
Principal Holders	24
Management Ownership	24

INVESTMENT ADVISORY AND OTHER SERVICES	24
Investment Adviser	24
Principal Underwriter	25
Service Agreements	26
Accounting Service Provider	26
Administrator	26
Rule 12b-1 Plans	27
Other Service Providers	28
Custodian	28
Transfer Agent	28
Independent Accountants	28
Independent Legal Counsel	28

PORTFOLIO MANAGER	29
Other Accounts Managed as of July 31, 2006	29
Potential Conflicts of Interest	29
Compensation	30
Ownership of Securities	30

BROKERAGE ALLOCATION AND OTHER PRACTICES	30
Brokerage Transactions	30
Commissions	30
Brokerage Selection	30

CAPITAL STOCK	31

PURCHASE, REDEMPTION AND PRICING OF SHARES	33
Purchase of Shares	33
Minimum Investment	33
Monthomatic Investment Plan	33
Exchange Privilege	33
Sales Charge Reductions and Waivers	33
Unit Investment Trust Reinvestment	34
Purchases Made by Certain Broker-Dealers and Financial Institutions	35
Concurrent Purchases	35
Redemption of Fund Shares	35
Additional Information	35
Systematic Withdrawal Program	36
Offering Price	36

TAXATION OF THE FUNDS	37
Federal Income Taxes	38
Distributions	39
Sale or Exchange of Fund Shares	40
Nature of Fund’s Investment	40
Futures Contracts and Options	40
Backup Withholding	41
Other Transactions	41
Non-U.S. Investors	41
State Taxes	42
Kansas Municipal Fund and Kansas Insured Intermediate Fund	42
Maine Municipal Fund	42
Nebraska Municipal Fund	42
New Hampshire Municipal Fund	42
Oklahoma Municipal Fund	43

DIVIDENDS	43

UNDERWRITER	43
Distribution of Securities	43
Compensation	44
Other Compensation to Certain Dealers	44

EXPENSES OF THE FUNDS	44

FINANCIAL STATEMENTS	45

APPENDIX A—STATE FACTORS	46

APPENDIX B—RATINGS OF INVESTMENTS	53

HISTORY OF THE FUNDS

Integrity Managed Portfolios is an open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust dated August 10, 1990, and is the type of organization commonly known as a Massachusetts business trust. It is a series company as contemplated under Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is a non-diversified management investment company organized as a series of Integrity Managed Portfolios.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

The Funds are each a non-diversified series of the Integrity Managed Portfolios (the “Trust”), an open-end management series investment company. The investment objective and certain investment policies of each Fund are described in the Prospectus. The following supplements that information and should be read in conjunction with the Prospectus.

Investment Strategies and Risks

Non-Diversification

As noted, each Fund is a non-diversified series of the Trust. This means that more than 5% of a Fund’s assets may be invested in the obligations of any single issuer. The Funds, however, intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, the securities of other regulated investment companies, cash and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

As a result of a Fund’s non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund’s assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers. The identification of the issuer of tax-exempt obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of municipal securities in Kansas, Maine, Nebraska, New Hampshire and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

As noted in “Fund Policies” below, a Fund will not invest 25% or more of its total assets in any industry, subject to certain exceptions. Governmental issuers of municipal securities are not considered part of an “industry.” However, municipal securities backed only by the assets and revenues of non-governmental users will, for this purpose, be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

Over 25% of the municipal securities in a Fund’s portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payer programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Over 25% of the municipal securities in a Fund’s portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954 or Section 143 of the Code, which Sections contain certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have also considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates that may be charged and the appropriate rate of return on an approved assets basis. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of “college” age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding and government legislation or regulations which may adversely affect the revenues or costs of

Municipal Securities

Each Fund seeks to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”), and their political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Municipal Fund) (“Municipal Securities”). Information concerning the ability of the Funds to invest in municipal securities that pay interest subject to alternative minimum tax is included in the Prospectus of the Funds.

Municipal Securities are securities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide, among other things, privately-operated housing facilities; sports, convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax and the income tax of the respective state. Other types of industrial development bonds, the proceeds of which are generally used for the construction, equipping, repair or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. The private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not involve the pledge of the credit of the municipal issuer of such bonds. Rather, the revenues from which these bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

The Municipal Securities in which a Fund invests include its respective state’s tax-exempt bonds, notes, commercial paper and participation interests (including participation interests in municipal leases), as well as the Municipal Securities of territories and possessions of the U.S. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party.

>Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although the participations in municipal leases which a Fund may purchase (hereinafter called “lease obligations”) do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities may not have the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will only purchase lease obligations that are rated in the top category by either Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”). Each of the foregoing Funds will also not invest more than 10% (15% in the case of the Nebraska Municipal Fund) of its net investment assets in lease obligations (including, but not limited to those lease obligations which contain “non-appropriation clauses”), or any other illiquid securities.

The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will only purchase lease obligations that are covered by an existing opinion of legal counsel experienced in municipal lease transactions. The opinion shall state that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state’s income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

Each Fund also may purchase floating and variable rate securities from municipal and non-governmental issuers. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. The Funds’ investment adviser, Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”) will rely upon the opinion of the issuer’s bond counsel to determine whether such notes are exempt from federal and the relevant state’s income taxation. The variable and floating rate demand notes include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Investment Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes.

Certain securities may have an initial principal amount that varies over time based on an interest rate index and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Investment Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Investment Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Investment Adviser monitors the liquidity of each Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Standby Commitments

Each Fund may purchase Municipal Securities on a standby commitment basis. A standby commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a standby commitment are generally more expensive than if the same securities were purchased without the commitment. Standby commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into standby commitments only with banks or municipal security dealers that Integrity Money Management believes have minimal credit risk. The value of a standby commitment is dependent on the ability of the writer to meet its repurchase obligation.

Participation Interests

Each Fund may invest in participation interests. Participation interests are interests in loans or securities owned by banks or other institutions in which a Fund may invest directly. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund’s Investment Adviser. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Risks

The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation, or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debts may become impaired.

The Funds invest a substantial portion of their assets in investment grade municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal Securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody’s) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality Municipal Securities are considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The principal trading market for the Municipal Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Municipal Securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the Municipal Securities, that any market for the Municipal Securities will be maintained or of the liquidity of the Municipal Securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

In addition, certain of the Municipal Securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

The yields on Municipal Securities are dependent on a variety of factors, including general money market conditions of the Municipal Securities market, the financial condition of the issuer, general conditions of the state’s tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of a nationally recognized statistical rating organization (“NRSRO”) represent its opinions as to the quality of the Municipal Securities which it undertakes to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund.

Futures Contracts and Options on Futures

Each Fund may purchase or sell financial futures contracts (“futures contracts”) and related call or put options thereon. These futures contracts and related options thereon will be used as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund’s portfolio securities. If the Investment Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. In general, a futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. A purchaser or seller of a futures contract is required to make daily payments of cash to reflect the change in the value of the underlying contract. The specific securities delivered or taken, respectively, at settlement date would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although some futures contracts, by their terms, call for the actual delivery or acquisition of securities, in most instances the contractual commitment is closed out before the settlement date without having to make or take delivery of the security. Closing out a futures contract is usually effected by entering into an offsetting transaction prior to the expiration of the contract. An offsetting transaction for a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of that option. If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the cost of the option is fixed, there are no daily payments of cash by the purchaser to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The seller of the option, however, may be required to make daily maintenance margin payments to reflect the change in the value of the underlying contract. The value of the option is reflected in the net asset value of the Fund.

A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract.

A Fund may purchase or sell interest rate futures contracts covering these types of financial instruments as well as new types of contracts that become available in the future.

Financial futures contracts and related options contracts are traded in an auction environment on the floors of several futures exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund’s portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

Another risk is that the Investment Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale.

In addition to the risks associated with investing in futures, there are particular risks associated with trading in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market in such options. It is not certain that this market will develop.

A substantial majority (approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own, at the time of the transaction, but expects to acquire the securities corresponding to the relevant futures contract) involving the purchase of futures contracts, call options or written put options thereon will be completed by the purchase of securities which are the subject of the hedge.

In instances involving the purchase of futures contracts by a Fund, an amount equal to the gross market value of the futures contract will be deposited in a segregated account of cash and cash equivalents and thereby ensure that the use of such futures is unleveraged. The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of its respective net assets would be hedged.

The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which each of these Funds is excluded from the definition of a “commodity pool operator.” Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the disclosure below in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”). The required disclosure that each Fund is making in the Prospectus of the Funds, dated on or after the date of this SAI, is as follows:

Integrity Managed Portfolios is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and who, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

On or prior to the date of this SAI, each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

The Securities and Exchange Commission (“SEC”) generally requires that when investment companies, such as a Fund, effect certain transactions of the foregoing nature, they must either segregate cash or high quality, readily marketable portfolio securities with their custodian in the amount of their obligation under such transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements, as applicable.

Illiquid and Restricted Securities

Each Fund is subject to limitations regarding the purchase of illiquid securities as set forth under “Fund Policies” below. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include:

·	repurchase agreements not entitling the holder to payment of principal within seven days;
·	securities which are not readily marketable; and
·

except as otherwise determined by Integrity Money Management, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”)

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Investment Adviser to be liquid, can become illiquid.

The Board of Trustees (the “Board”) has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Investment Adviser, pursuant to guidelines approved by the Board. The Investment Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:

·	the frequency of trades and quotations for the security;
·	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
·	the willingness of dealers to undertake to make a market in the security; and
·	the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Investment Adviser may determine that the securities are not illiquid.

Repurchase Agreements

Each Fund may enter into repurchase agreements. The Kansas Municipal Fund, Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund, however, may enter into repurchase agreements only if they comply with the limitations regarding repurchase agreements as set forth under “Fund Policies” below. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period and the seller would agree to repurchase such security at the Fund’s cost plus interest within a specified time (generally one day). Under the 1940 Act, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund’s status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state’s municipal securities. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty may help reduce counterparty insolvency risk with respect to repurchase agreements. In addition, to the extent that proceeds from any sale upon a default are less than the repurchase price, a Fund could suffer a loss.

Leverage Transactions

As described below, the Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. A Fund uses these investment techniques only when the Investment Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Securities Lending

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund’s loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments

As described in the Prospectus, each Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment on the securities take place at a later date. Normally the settlement occurs within 45 days after the transaction, but delayed settlements beyond 45 days may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Each Fund may enter into such “forward commitments” if it holds and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount sufficient to meet the purchase price. Subject to applicable law, there is no percentage limitation on the total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the municipal securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

Leverage Risk

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts

In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund’s custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account’s value, which is marked to market daily, will be at least equal to a Fund’s commitments under these transactions.

Investment Policies of the Funds

Kansas Municipal Fund

It is a fundamental investment policy of the Kansas Municipal Fund that, under normal market conditions, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “Kansas Municipal Securities” which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Kansas income tax. The Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to federal income tax and Kansas income tax. “Kansas Municipal Securities” has the same definition and includes the same type of securities as set forth for such term under Kansas Insured Intermediate Fund. The Kansas Municipal Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam.

Kansas Insured Intermediate Fund

It is a fundamental investment policy of the Kansas Insured Intermediate Fund to invest, under normal market conditions, at least 95% of its total assets (including any borrowings for investment purposes) in “Kansas Municipal Securities” that are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

“Kansas Municipal Securities” refers to debt obligations, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam. The Kansas Insured Intermediate Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam. The Kansas Insured Intermediate Fund may also only invest up to 15% of such Fund’s total assets in Kansas Municipal Securities rated “Aaa” or “AAA” that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the U.S. sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). Such collateralized obligations generally will not be insured and will include, but are not limited to, Kansas Municipal Securities that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Kansas Municipal Securities, or (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Kansas Municipal Securities. Such collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

Bond Insurance for the Kansas Insured Intermediate Fund

Each insured Kansas Municipal Security in which the Kansas Insured Intermediate Fund will invest, will be covered by Original Issue Insurance or Secondary Market Insurance (each as described below). In any event, the Fund will invest in Kansas Municipal Securities insured by insurers having total admitted assets of at least $75 million, capital and surplus of at least $50 million and claims-paying ability ratings of “Aaa” by Moody’s, “AAA” by S&P, “AAA” by Fitch Ratings (“Fitch”), or “AAA” by Duff & Phelps. There is no limitation on the percentage of the Fund’s assets that may be invested in Kansas Municipal Securities insured by any given insurer.

Original Issue Insurance

Original Issue Insurance is purchased with respect to a particular issue of municipal obligations by the issuer thereof or a third party in conjunction with the original issuance of such municipal obligations. Under such insurance, the insurer unconditionally guarantees, to the holder of the municipal obligation, the timely payment of principal and interest on such obligation when and as such payments shall become due, but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal obligations), the value of the shares of a Fund, or the market value of municipal obligations or payments of any tender purchase price upon the tender of the municipal obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal obligations resulting from the insolvency, negligence or any other act or omission of the trustee, or other paying agent for such obligations.

In the event that interest on or principal of a Kansas Municipal Security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the “Fiscal Agent”) equal to such unpaid amounts or principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund’s right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Kansas Municipal Securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

Original Issue Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Kansas Municipal Securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

Secondary Market Insurance

Subsequent to the time of original issuance of a Kansas Municipal Security, the Fund, or a third party may, upon the payment of a single premium, purchase insurance on such Kansas Municipal Security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities.

Maine Municipal Fund

It is a fundamental policy of this Fund that, under normal market circumstances, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “Maine Municipal Securities” which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Maine income tax. The Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to federal income tax and Maine income tax.

Maine Municipal Securities refers to debt obligations of Maine, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation and Maine income taxation. Maine Municipal Securities generally include debt obligations of the State of Maine, its political subdivisions, municipalities, agencies and authorities and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and commercial paper issued by such entities. Maine Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in Maine Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Nebraska Municipal Fund

It is a fundamental policy of the Nebraska Municipal Fund that, under normal circumstances, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “Nebraska Municipal Securities” which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Nebraska income tax. The Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to federal and Nebraska income tax.

Nebraska Municipal Securities refers to debt obligations, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities that are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam.

New Hampshire Municipal Fund

It is a fundamental policy of this Fund that, under normal market circumstances, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “New Hampshire Municipal Securities” which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and the state’s income tax, which refers to the interest and dividends tax of such state. The Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to federal income tax and New Hampshire interest and dividends tax.

New Hampshire Municipal Securities refers to debt obligations of New Hampshire, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation and New Hampshire interest and dividends taxation. New Hampshire Municipal Securities generally include debt obligations of the State of New Hampshire, its political subdivisions, municipalities, agencies and authorities and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and commercial paper issued by such entities. New Hampshire Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in New Hampshire Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Oklahoma Municipal Fund

It is a fundamental policy of this Fund that, under normal market circumstances, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in “Oklahoma Municipal Securities” which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Oklahoma income tax. The Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to federal income tax and Oklahoma income tax.

Oklahoma Municipal Securities refers to debt obligations of Oklahoma, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation and Oklahoma income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30%of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Securities Ratings Information

Each Fund’s investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, each Fund (other than the Kansas Insured Intermediate Fund) invests primarily in municipal securities considered to be investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term categories by a NRSRO or are unrated and determined by the Investment Adviser to be of comparable quality. The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P, and Fitch Ratings (“Fitch”); for preferred stock are “Baa” in the case of Moody’s and “BBB” in the case of S&P. The Kansas Insured Intermediate Fund invests primarily in insured municipal securities that are rated the highest investment grade (AAA/Aaa) by independent ratings agencies at the time of purchase. For more information on how the Kansas Insured Intermediate Fund limits its credit risk, please refer to the section above titled “Bond Insurance for the Kansas Insured Intermediate Fund”.

Each Fund (other than the Kansas Insured Intermediate Fund) may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Investment Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Investment Adviser determines that retaining such security is in the best interests of the Fund. The Kansas Insured Intermediate Fund may retain securities whose rating has been lowered below the permissible rating category if the Investment Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix B to this SAI. A Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Investment Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Investment Adviser may rely on the higher rating.

Additional Risk Considerations

An investment in the Funds is subject to a number of risks, some of which have been described in the Prospectus under “Risk/Return Summary: Investments, Risks and Performance” for each Fund and the “Risks” section. See also “Investment Strategies and Risks” above for some of the risks associated with the Funds’ investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same Prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.

As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal securities in its state. Brief summaries of these factors are contained in the Prospectus. Set forth in Appendix A is additional information that bears upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds. In addition, municipal securities include debt obligations of U.S. territories and possessions. Accordingly, the Funds may invest in municipal securities of U.S. territories and possessions (such as, Puerto Rico, the U.S. Virgin Islands and Guam). Because of the relatively small amount of issuances of municipal securities in Maine and New Hampshire, the Maine Municipal Fund and New Hampshire Municipal Fund may invest a significant amount of its respective assets in the municipal securities of a U.S. territory or possession. These Funds are therefore more susceptible to political, economic or regulatory factors affecting issuers of municipal securities in these U.S. territories and possessions which may have a negative impact on the Fund’s respective portfolio.

Fund Policies

For purposes of all investment policies of a Fund: (1) the references to the 1940 Act include the rules thereunder, interpretations of the SEC and any exemptive order upon which the Fund may rely; and (2) the references to the Code include the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund
Each of the above Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:
(1)

borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund’s net income.

(2)

pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

(3)

purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

(4)	make short sales of securities or maintain a short position for the account of the Fund including any short sales “against the box.”
(5)

underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.
(7)

purchase or sell commodities or commodity contracts except to the extent the futures contracts and options on futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

(8)

with respect to the Kansas Municipal Fund and Kansas Insured Intermediate Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to the Nebraska Municipal Fund and Oklahoma Municipal Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

(9)

with respect to the Kansas Municipal Fund and Kansas Insured Intermediate Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to the Nebraska Municipal Fund and Oklahoma Municipal Fund, invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies and authorities.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

(10)

invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

(11)	purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund’s net assets.
(12)

invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Municipal Fund) of such Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(13)

with respect to the Kansas Insured Intermediate Fund, issue senior securities, except as described in paragraph 4 above. With respect to the Nebraska Municipal Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

(14)

with respect to the Oklahoma Municipal Fund and Kansas Municipal Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund’s total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

Except for restriction (1), if the percentage restrictions described above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to the Oklahoma Municipal Fund, restrictions (1) and (12) may not be exceeded at any time.

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval.

Each Fund:
(1)

may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and

(2)	will not buy or sell oil, gas or other mineral leases, rights or royalty contracts.

An advisory fee will be charged for assets invested in securities of other investment companies. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Maine Municipal Fund and New Hampshire Municipal Fund
Each Fund, as a fundamental policy, without the approval of a majority of the shares of that Fund:
(1)

will not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements and provided that borrowings do not exceed 33 1/3% of the Fund’s net assets.

(2)

will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

(3)

will not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

(4)

will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)

will not purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

(6)

will not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

(7)

will not purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

(8)	may lend portfolio securities in an amount up to 10% of their respective total assets to brokers, dealers and other financial institutions.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval. As non-fundamental investment policies, each Fund may not:

(1)

pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(2)

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(3)

purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

(4)	acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than:
(a)

15% of the Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or

(b) 10% of the Fund’s total assets would be invested in Restricted Securities.

Further, as a non-fundamental investment policy, each Fund may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Each Fund may therefore invest up to 100% of its assets in money market mutual funds and short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each Fund may invest up to 20% of its assets in money market mutual funds and taxable fixed income securities or cash. The taxable obligations or securities a Fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government, its agencies or instrumentalities; debt securities rated within the three highest grades  by independent rating agencies; commercial paper; certificates of deposit; time deposits; bankers’ acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds. During these periods, a Fund may not be able to achieve its investment objective.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

Each Fund’s investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund’s portfolio securities may result in higher transaction costs for the Fund.

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Investment Adviser, the Funds’ principal underwriters, or affiliated persons of the Funds, investment advisers or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information). Under this Policy, the receipt of compensation by a Fund, the Investment Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser’s fiduciary duties and the Investment Adviser’s and Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Investment Adviser, and their agents are obligated to:

·	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
·	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
·	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Investment Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the Internet site. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund and (1) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed and (2) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year and the Form N-CSR on the second and fourth quarter of the Funds’ fiscal year. The Form N-Q report is not required to be mailed to shareholders, but is available to the public through the SEC electronic filings.

Other Disclosures

The Investment Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose, and (2) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions. No non-public Holdings Information will be released pursuant to this section unless an executed Nondisclosure Agreement has been received by the Fund(s).

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders, and the Funds and will not adversely effect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of the Fund for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Funds and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

Management Information

The management of the Trust, including general supervision of the duties performed for a Fund under its Investment Advisory Agreement, is the responsibility of the Trust’s Board of Trustees. The number of trustees of the Trust is four, one of whom is an “interested person” (as the term “interested persons” is defined in the 1940 Act) and three of whom are “non-interested persons” (referred to herein as “Independent Trustees”). During the last two calendar years, no independent trustees or any immediate family member of such trustee, has been an officer, employee, director or general partner of the Investment Adviser or its affiliates.

On January 6, 2006, Independent Trustee Lynn Aas retired from the Board of Trustees and Mr. Jerry Stai was subsequently nominated and elected to the Board of Trustees to fill the vacancy. Mr. Aas’ retirement also created a vacancy on the Audit Committee and the Governance Nominating Committee that Mr. Stai currently occupies.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX[1]	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Trustees who are not Interested Persons of the Trust:
Jerry M. Stai 1 N. Main St. Minot, ND 58703 53	Trustee	Indefinite; Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, The Integrity Funds (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave SW Ste 305 Minot, ND 58701 71	Trustee	Indefinite; Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S Broadway Ste 15 Minot, ND 58701 58	Trustee	Indefinite; Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. and Trustee, The Integrity Funds (since May 2003).	16	None
Trustee who is an Interested Person of the Trust:
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 61	Trustee, Chairman, President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), CEO (since September 2001), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (August 1988 to September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Director, Capital Financial Services, Inc.; Minot Park Board
Officers of the Trust:
Peter A. Quist 1 N. Main St. Minot, ND 58703 71	Vice President, Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (August 1988 to September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, the Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 32	Treasurer	Since October 2005

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (October 2005 to September 2006), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005), The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc.

				N/A	Minot State University Alumni Association

1The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds.

2Mr. Walstad qualifies as an interested person of the Trust, as defined in the 1940 Act, by virtue of being an officer and director of the Investment Adviser.

In summarizing the above information, Messrs. Walstad, Backes, Maxson and Stai are directors or trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser, representing 16 portfolios. Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as vice-president and secretary to two open-end series investment companies advised by the Investment Adviser (representing 13 portfolios). Ms. Anderson serves as treasurer to five open-end series investment companies advised by the Adviser (representing 16 portfolios).

Board of Trustees

The Board of Trustees manages the business and affairs of the Funds and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate, among other things, the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Investment Adviser’s costs and the profitability to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent accountants, the audit plan and results and recommendations following independent audits, reviews the performance of the independent accountants and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent accountants, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 31, 2006, the Audit Committee held six meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly or more often. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 31, 2006, the Governance and Nominating Committee held four meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Funds, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Funds’ Secretary at attn: Secretary, The Integrity Funds, 1 Main Street North, Minot, North Dakota 58703 which includes the following information:

·	name and address of shareholder and, if applicable, name of broker or record holder;
·	number of shares owned;
·	name of Fund(s) in which shares are owned;
·	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;
·	the name and background information of the proposed candidates;
·	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The term of office for each Trustee is for the duration of the Trust or until removal, resignation or retirement.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below for the calendar year ending December 31, 2005. At December 31, 2005, Lynn W. Aas had not yet retired from the Board of Trustees, and Jerry M. Stai had not yet been elected to the Board.

	Lynn W. Aas	Orlin W. Backes	R. James Maxson	Robert E. Walstad[1]
Kansas Municipal Fund	None	None	None	None
Kansas Insured Intermediate Fund	None	None	None	None
Maine Municipal Fund	None	None	None	None
Nebraska Municipal Fund	None	None	None	None
New Hampshire Municipal Fund	None	None	None	None
Oklahoma Municipal Fund	None	None	None	None
Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000

1Mr. Walstad is considered to be an interested trustee by virtue of being an officer and trustee of the Funds’ Investment Adviser and principal underwriter.

As of December 31, 2005, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

Trustees who are not an “interested person” of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for serving as director or trustee, as the case may be, on the boards of the Funds in the complex. Mr. Quist and Mr. Walstad, who are the only “interested persons” of such Funds, receive no compensation from the Funds.

The following table sets forth the compensation paid by the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund to each of the Trustees and the total compensation paid to each Trustee by all the funds in the complex for the calendar year ended December 31, 2005. The Funds have no retirement or pension plans.

	Lynn W. Aas, Trustee[1]	Jerry M. Stai, Trustee[2]	Orlin W. Backes, Trustee	R. James Maxson, Trustee	Robert E. Walstad, Trustee, Chairman and President
Aggregate Compensation from the Fund[3]
Kansas Municipal Fund	$1,661.57	$0.00	$1,661.57	$1,661.57	$0.00
Kansas Insured Intermediate Fund	$754.04	$0.00	$754.04	$754.04	$0.00
Maine Municipal Fund	$939.95	$0.00	$939.95	$939.95	$0.00
Nebraska Municipal Fund	$1,059.37	$0.00	$1,059.37	$1,059.37	$0.00
New Hampshire Municipal Fund	$616.63	$0.00	$616.63	$616.63	$0.00
Oklahoma Municipal Fund	$1,097.52	$0.00	$1,097.52	$1,097.52	$0.00

Total Compensation from Funds and Fund Complex Paid to Trustees[4]
	$15,000.00	$0.00	$15,000.00	$15,000.00	$0.00

1Effective January 6, 2006, Mr. Lynn W. Aas retired from the Board.

2Mr. Jerry M. Stai was elected by the Board on January 6, 2006 to fill the vacancy created by Mr. Aas’ retirement. Accordingly, no compensation was paid to Mr. Stai for the calendar year ended December 31, 2005.

3Based on compensation paid to the Independent Trustees for the calendar year ended December 31, 2005, for services to the respective Fund.

4Based on the compensation paid to the Trustees for the calendar year ended December 31, 2005, for services to the Funds and thirteen other open-end funds advised by the Investment Adviser.

Sales Load Waivers for Trustees and Affiliated Persons

Shares of the Funds may be sold at net asset value to the officers and Trustees of the Funds, and of any subsidiary companies of Integrity Mutual Funds, Inc. and the Distributor and to any employees of the Investment Adviser and the Distributor or to members of their immediate families. Immediate family members shall include spouses, children, fathers, mothers, brothers or sisters. The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds. See “Purchase, Redemption and Pricing of Shares” for additional information regarding sales charge waivers and reductions.

Code of Ethics

The Investment Adviser, Distributor and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the code.

Proxy Voting Policies

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. The Investment Adviser follows proxy voting guidelines developed by Proxy Governance, Inc. (“PGI”). The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). General voting guidelines are followed for routine matters of corporate governance.

PGI has been retained to vote proxies in accordance with the guidelines developed. In addition, PGI also updates and revises the Policy on a periodic basis and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. PGI also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser generally will vote in accordance with corporate management’s recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters and against management’s recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders’ investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis and the Investment Adviser may vote for or against corporate management’s recommendations on such matters. The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling 1-800-276-1262, on the Trust’s Internet site at www.integrityfunds.com and on the SEC’s Internet site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of November 28, 2006, to the best knowledge of the respective Fund, no person owned sufficient shares to be deemed to control the Fund. For purposes of the foregoing, “control” means (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Principal Holders

To the best knowledge of the respective Fund, as of November 28, 2006, the following persons owned, of record or beneficially 5%, or more of the shares of the Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund. As of November 28, 2006, no persons owned, of record or beneficially, 5% or more of the shares of the Kansas Municipal Fund.

Kansas Insured Intermediate Fund
Name	Address	Percent Ownership
SEI Trust Company	c/o Sunflower Bank N.A-Careco Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	13.60%
Maine Municipal Fund
Name	Address	Percent Ownership
Fifth Third Bank TTEE	Bath Savings Trust CO PO Box 630074 Cincinnati, OH 45263	6.50%
Nebraska Municipal Fund
Name	Address	Percent Ownership
Allan S. Noddle Reinvestment Acct	1306 South 157th Plaza Omaha, NE 68130-2573	9.15%
New Hampshire Municipal Fund
Name	Address	Percent Ownership
NFS LLC FEBO Raymond J. Izzo	Raymond J Izzo TTEE U/A 06/09/1998 10 Appleton Ln Hampstead, NH 03841	9.63%
Amy J. Kaufman TOD	30 Ashram Rd Sanbornton, NH 03269	6.08%
Oklahoma Municipal Fund

Name	Address	Percent Ownership
Pershing LLC	PO Box 2052 Jersey City, NJ 07303-9988	15.78%
LPL Financial Services	9785 Towne Centre Drive San Diego, CA 92121-1968	8.01%

Management Ownership

As of November 28, 2006, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Integrity Money Management, Inc. has been retained by each Fund under an Investment Advisory Agreement to act as each Fund’s investment adviser, subject to the authority of the Board of Trustees. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc., a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The Investment Adviser makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers those Funds’ investment programs. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota, 58703. Robert E. Walstad, a trustee and officer of the Trust, and Peter A. Quist, an officer of the Trust, are also directors and officers of the Adviser as indicated under “Management of the Funds”.

The Investment Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund’s portfolio transactions are executed. The Investment Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides certain administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.

For the management services and facilities furnished by the Investment Adviser, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.50% of the respective Fund’s average daily net assets. Under the terms of each Management and Investment Advisory Agreement with respect to the Funds, the Investment Adviser has agreed to pay all expenses of a Fund, including the Fund’s management and investment advisory fee and the Fund’s dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% (0.75% with respect to the Kansas Insured Intermediate Fund) of the Fund’s average daily net assets on an annual basis (up to the amount of the management and investment advisory fee payable by the Fund to the Investment Adviser in the case of each Fund, other than the Kansas Insured Intermediate Fund). Reimbursements by the Investment Adviser for a Fund’s expenses will be paid monthly based on annualized year to date expenses. All other expenses shall be paid by the respective Fund. In addition, the Investment Adviser may at its own discretion from time to time waive fees and reimburse expenses. The table below sets forth the advisory fees paid by the Funds to the Investment Adviser net of any expenses reimbursed and the fees waived by the Investment Adviser for the periods indicated.

Advisory Fees
	Net of Expense Reimbursement to the Adviser for the Year Ended			Fee Waivers and Expense Reimbursements for the Year Ended
	7/30/04	7/29/05	7/31/06	7/30/04	7/29/05	7/31/06
Kansas Municipal Fund	$291,804	$232,904	$234,325	$127,695	$130,764	$79,585
Kansas Insured Intermediate Fund	$30,643	$23,026	$4,718	$58,289	$57,567	$62,295
Maine Municipal Fund	$24,412*	$57,462	$47,940	$29,051*	$86,089	$58,447
Nebraska Municipal Fund	$88,212	$84,896	$92,742	$93,640	$84,449	$66,312
New Hampshire Municipal Fund	$0*	$0	$0	$23,856*	$64,102	$69,311
Oklahoma Municipal Fund	$83,204	$97,498	$129,892	$87,525	$81,636	$60,854

*For the four-month period ended July 30, 2004.

The Management and Investment Advisory Agreement with each Fund will continue in effect from year to year if specifically approved by the Fund’s Trustees or the Fund’s shareholders and by the Fund’s Independent Trustees in compliance with the requirements of the 1940 Act. The Management and Investment Advisory Agreements may be terminated without penalty upon 60 days’ written notice by either party and will automatically terminate in the event of assignment.

Principal Underwriter

Shares of each Fund are offered through Integrity Funds Distributor, Inc. (the “Distributor” or “Integrity Funds Distributor”), 1 North Main Street, Minot, North Dakota 58703.

The Distributor is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. Robert E. Walstad and Peter A. Quist are directors and CEO and vice president, respectively, of Integrity Mutual Funds. Mr. Walstad is also a trustee and officer of the Funds. Mr. Quist is an officer of the Funds and a director and officer of the Distributor. See “Management of the Funds.” Mr. Walstad and Mr. Quist are also shareholders of Integrity Mutual Funds, Inc. and, accordingly, may indirectly benefit from the payment of 12b-1 Fees (as defined in “Rule 12b-1 Plans” below) or brokerage commissions by the Funds to the Distributor.

Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund’s shares, including preparation and distribution of literature relating to a Fund and its investment performance and advertising and public relations material. Each Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, each Fund (other than the Kansas Insured Intermediate Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. Such Funds will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund’s shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor. See “Rule 12b-1 Plans” below. See also “Underwriter” below for additional information regarding the Distributor and its compensation.

Each Distribution and Services Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund’s Independent Trustees in compliance with the 1940 Act. Each agreement applicable to the Funds may be terminated upon ninety day’s written notice by the majority of the Independent Trustees or outstanding voting securities or the Distributor and will automatically terminate if it is assigned.

Service Agreements

Accounting Service Provider

Integrity Fund Services, Inc. (“Integrity Fund Services”), a wholly-owned subsidiary of Integrity Mutual Funds, Inc., a North Dakota corporation affiliated with the Investment Adviser and principal underwriter, provides accounting services for each Fund. Integrity Fund Services is located at 1 North Main Street, Minot, North Dakota 58703. Accounting services may include, but are not limited to, bond interest and amortization accruals, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional fee is paid to Integrity Fund Services for each additional share class.

Administrator

Integrity Fund Services also acts as administrator for the Funds managing all aspects of a Fund’s operations except those provided by other service providers. For administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional fee is paid to Integrity Fund Services for each additional share class.

The table below indicates the fees for the accounting and administrative services for the periods indicated.

	July 30, 2004	July 29, 2005	July 31, 2006
Kansas Municipal Fund
Accounting Services Fees	$62,560	$58,174	$54,193
Administrative Services Fees	$69,347	$72,936	$62,782
Kansas Insured Intermediate Fund
Accounting Services Fees	$32,909	$31,993	$30,596
Administrative Services Fees	$15,070	$17,950	$18,050
Maine Municipal Fund
Accounting Services Fees	$13,346*	$38,288	$34,705
Administrative Services Fees	$10,693*	$28,710	$21,277
Nebraska Municipal Fund
Accounting Services Fees	$42,185	$40,868	$39,972
Administrative Services Fees	$30,223	$33,869	$31,811
New Hampshire Municipal Fund
Accounting Services Fees	$9,346*	$27,806	$26,961
Administrative Services Fees	$6,000*	$17,950	$18,050
Oklahoma Municipal Fund
Accounting Services Fees	$41,073	$41,847	$43,141
Administrative Services Fees	$28,783	$35,827	$38,149

*For the four-month period ended July 30, 2004

Rule 12b-1 Plans

Each Fund (except for the Kansas Insured Intermediate Fund) has adopted a plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

Under each Plan for the Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund, the applicable Fund pays the Distributor an annual fee of 0.25% of the average daily net assets of the respective Fund (the “12b-1 Fee”). Under each Plan for the Maine Municipal Fund and New Hampshire Municipal Fund, the applicable Fund pays the Distributor an annual 12b-1 Fee not to exceed 0.25% of the average daily net assets of the respective Fund. The Distributor may use these 12b-1 Fees to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the “Accounts”), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fees are not paid to Service Organizations as a service fee, the Distributor may use such fees for its expenses of distribution of Fund shares. The 12b-1 Fees paid to the Distributor are calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

The table below provides the fees paid by the Funds specified, under the Plan, net of waivers, for the period indicated and the amount of fees waived by the Distributor.

	12b-1 Fees for Fiscal Year Ended 7/31/06
	Fees After Waivers	Fees Waived by Distributor
Kansas Municipal Fund	$156,955	$0
Maine Municipal Fund	$53,193	$0
Nebraska Municipal Fund	$79,527	$0
New Hampshire Municipal Fund	$14,473	$0
Oklahoma Municipal Fund	$95,373	$0

The 12b-1 Fees paid by Funds during the fiscal year ended July 31, 2006, were spent as follows:

	Compensation to Broker-Dealers	Promotion and Advertising	Distribution-Related Overhead	Salaries and Payroll Taxes	Absorbed by the Distributor[1]
Kansas Municipal Fund	$102,754	$853	$30,318	$88,125	$(65,095)
Maine Municipal Fund	$9,246	$280	$9,974	$29,068	$5,001
Nebraska Municipal Fund	$44,783	$437	$15,514	$45,034	$(26,240)
New Hampshire Municipal Fund	$2,520	$79	$2,777	$8,079	$(2,428)
Oklahoma Municipal Fund	$65,776	$560	$19,260	$55,350	$(45,573)

1The difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of July 31, 2006 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years.

	Dollar Amount	Percentage of Fund Net Assets
Kansas Municipal Fund	$356,714	0.60%
Maine Municipal Fund	$0	0.00%
Nebraska Municipal Fund	$655,506	2.13%
New Hampshire Municipal Fund	$1,912	0.04%
Oklahoma Municipal Fund	$726,727	1.67%

The Distributor, at its own expense, may make payments to dealers who are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list and access to sales meetings, sales representatives and management representatives of the dealer. The Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, the Distributor, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation provided by the Distributor may include financial assistance to dealers that enables the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (“NASD”). The Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Offering Price” and “Underwriter—Compensation—Other Compensation to Certain Dealers” for additional information regarding compensation to dealers.

Other Service Providers

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions (the “Custodian”), MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

Integrity Fund Services, Inc. (“Integrity Fund Services” or the “Transfer Agent” or “Administrator”), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. provides each Fund with transfer agent, accounting and administrative services. Integrity Fund Services is located at 1 North Main Street, Minot, North Dakota 58703. As transfer agent, Integrity Fund Services is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged for each additional share class.

Independent Accountants

Each Fund’s independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota, 58701. Shareholders will receive annual financial statements, together with a report of independent accountants and semi-annual unaudited financial statements of the Funds. The independent accountants will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Independent Legal Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080, serves as counsel for the Trust.

PORTFOLIO MANAGER

Mr. Monte Avery is the Portfolio Manager of the Funds and has responsibility for the day-to-day management of their portfolios. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc., in 1995. Since that time, Mr. Avery has been a co-manager of Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and the Integrity Managed Portfolios and effective in February 2000, the manager of these funds.

Other Accounts Managed as of July 31, 2006

The aggregate dollar range of equity securities in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Monte Avery as of July 31, 2006, are as follows:

Registered Investment Companies
Number of Accounts Managed	Nine (9)
Total Assets in the Accounts Managed	$218.1 million
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Other Pooled Investment Vehicles
Number of Accounts Managed	None
Total Assets in the Accounts Managed	None
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Other Accounts
Number of Accounts Managed	None
Total Assets in the Accounts Managed	None
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager (if any) are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts, however, also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

·

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·

The appearance of a conflict of interest may arise where the adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.

·

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees, including the Portfolio Manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Mr. Avery's compensation is based on a fixed salary paid every other week. He is not compensated for client retention or on the performance of the Funds. In addition, Integrity Mutual Funds, Inc. sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by Integrity Mutual Funds, Inc. After one year of employment, the employee is eligible to participate in the matching program. Integrity Mutual Funds, Inc. matches 100% of contributions up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc. has established a program in which it will grant shares of Integrity Mutual Funds, Inc. to current employees that meet certain eligibility requirements, as a form of long-term incentive compensation.

Ownership of Securities

The dollar range of equity securities in the Funds beneficially owned by the Portfolio Manager is shown below for the fiscal year ended July 31, 2006:

	Kansas Municipal Fund	Kansas Insured Intermediate Fund	Maine Municipal Fund	Nebraska Municipal Fund	New Hampshire Municipal Fund	Oklahoma Municipal Fund
Monte Avery	None	None	None	None	None	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Municipal bonds, notes and short-term securities in which a Fund invests are traded primarily on the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in municipal securities will be effected on a principal (as opposed to an agency) basis and does not expect to pay any brokerage commissions on such transactions. Purchases may be made from distributors , dealers, or issuers. A Fund’s cost of portfolio securities transactions will consist primarily of dealer or distributor spreads. The Funds may also pay mark-ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds’ futures and options transactions, if any.

Commissions

The Funds did not pay brokerage commissions, including to brokers affiliated with the Funds, the Investment Adviser, or the Distributor, during the fiscal years ended July 30, 2004, July 29, 2005, and July 31, 2006.

Brokerage Selection

Allocation of portfolio transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Investment Adviser may consider a number of factors in determining brokers to use for a Fund’s portfolio transactions including the quality, quantity, price and nature of each firm’s professional services.

The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Investment Adviser may consider a broker’s services including execution, clearance procedures and wire service quotations. The Investment Adviser may also consider statistical and other investment research information provided to the Funds and the Investment Adviser. Research services may include advice as to the value of securities; quotes to value a Fund’s assets; the advisability of investing in purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Any research benefits derived are available for all clients of the Investment Adviser and not all the services may be used by the Investment Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Investment Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Investment Adviser’s expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may take into consideration that certain firms provide market, statistical or other research information to the Funds and the Investment Adviser. The Investment Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Investment Adviser or Distributor, or selected dealers participating in the offering of a Fund’s shares. Subject to rules adopted by the SEC, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

The Board of Trustees has adopted certain policies that require that the brokerage commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Rule 17e-1 of the 1940 Act and the Funds’ related procedures also contain review requirements and require the Investment Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

If it is believed to be in the best interests of a Fund, the Investment Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker’s profit is part of the cost of the security, will have to pay a higher price for the security) than another broker would have charged. This will be done, however, only if, in the opinion of the Investment Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Investment Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies and other clients in a manner deemed equitable to all by the Investment Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund’s cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Brokerage commissions will be paid on the Funds’ futures and option transactions, if any.

While the Investment Adviser will be primarily responsible for the placement of the Funds’ business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

CAPITAL STOCK

Integrity Managed Portfolios is a non-diversified, open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust (“Trust Agreement”) dated August 10, 1990, and is the type of organization commonly known as a “Massachusetts business trust.” It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of a liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio’s relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund, as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders. Thus, the risk of Fund shareholder liability is slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund’s shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (such as a Fund’s Management and Investment Advisory Agreement); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement; (d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is internally inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund’s investment policies and restrictions), the Trust Agreement, the by-laws of the Trust, or any registration of a Fund with the Securities and Exchange Commission or any state or as the Trustees may consider necessary or desirable.

Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders’ right to remove a Trustee, shareholders will be assisted with their communication in such manner.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or a majority of the Trustees.

The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio “affected by” such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio’s shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as termination or reorganization of a Fund and certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940 Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

As used in this Statement of Additional Information, the term “majority of the outstanding shares” of either the Trust or a particular Fund of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law. The Trust Agreement provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust (or the predecessor corporation) but such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Investment

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan described below) and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). Each Fund reserves the right to redeem its Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund’s portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase Fund shares through an automatic investment program with a minimum initial investment of $50. With the Monthomatic Investment Plan (“Monthomatic”), additional monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See “Systematic Investing – The Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege

By contacting the Transfer Agent, a shareholder may exchange some or all of his shares into the same share class of other funds underwritten by Integrity Funds Distributor. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies, except as noted below. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging, you will be required to pay a sales charge equal to the difference between the sales charge (set forth in the Prospectus under “Distribution Arrangements”) of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. You will not pay an initial sales charge when exchanging between funds with identical sales charge schedules.

Each exchange involves the redemption of fund shares to be exchanged and the purchase of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder’s federal income tax return. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he or she owns before making an exchange.

Sales Charge Reductions and Waivers

Letters of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge.

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

·	The administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor.
·

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

·

Such agreement must provide that the administrator will provide Integrity Fund Services with appropriate backup data for each participating investor in a computerized format compatible with Integrity Fund Services’ processing system.

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse and children or grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Integrity family of funds (the “Integrity Funds”) to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

·	The investor’s current purchase; and
·	The cumulative cost of shares purchased or the current market value of the shares of the Integrity Funds held by the Investor, whichever is greater.

For example, if the Investor owned shares worth $40,000 at the current market value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the Investor or broker-dealer must provide the respective Integrity Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity Funds.

Unit Investment Trust Reinvestment

Investors in any series of The Kansas Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Kansas Municipal Fund or Kansas Insured Intermediate Fund with no sales charge and no minimum investment. Investors in any series of The Nebraska Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Nebraska Municipal Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

Purchases Made by Certain Broker-Dealers and Financial Institutions

Shares of the Funds may be sold at their net asset value to broker-dealers having sales agreements with the Distributor and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with the Distributor and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

Financial institutions may purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price. State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above under “Sales Charge Reductions and Waivers” may also purchase shares of the Fund.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Internet at www.integrityfunds.com, from the Prospectus or from your financial adviser.

Concurrent Purchases

An investor or his or her dealer or agent must notify Integrity Fund Services whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by Integrity Funds Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Prospectus was obtained or Integrity Funds Distributor.

Redemption of Fund Shares

Any Fund shareholder may require the Fund to redeem his or her shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000, you want the check payable to someone other than the shareholder of record, or the redemption proceeds are to be mailed to an address other than the address of record. Guaranteed signatures and letters of instruction must then be sent to Integrity Fund Services at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with Integrity Fund Services, along with a signed certificate or duly endorsed stock power with signature guarantees for amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Telephone redemption requests by dealers or agents will no longer be processed unless authorized in writing by the shareholder of record.

Alternatively, an investor may place an order to sell shares (whether in certificate or book-entry form) through his or her dealer or agent which has a sales agreement with Integrity Funds Distributor and from which the Fund’s Prospectus was received, which dealer or agent may fax, mail or phone such request to Integrity Funds Distributor. A properly completed shareholder authorization form must accompany all redemption requests executed through your dealer or agent. The investor will receive the net asset value next determined after Integrity Funds Distributor receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

The Funds reserve the right to redeem in-kind, that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

Additional Information

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, Integrity Fund Services will no longer issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“NYSE”) is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders. The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund’s portfolio securities). See “Minimum Investment” above. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount so that the payee will receive it on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days’ notice and investors may withdraw from the program at any time. For additional information, see “Systematic Withdrawal Program” in the Prospectus.

Offering Price

You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 31, 2006, of shares from the respective Fund aggregating less than $50,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares.

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Municipal Fund	$10.62	$0.47	$11.09	5,565,714
Maine Municipal Fund	$10.52	$0.47	$10.99	1,780,772
Nebraska Municipal Fund	$10.20	$0.45	$10.65	3,013,698
New Hampshire Municipal Fund	$10.25	$0.45	$10.70	518,796
Oklahoma Municipal Fund	$11.08	$0.49	$11.57	3,932,533

*4.25% of public offering price (4.44% of net asset value per share)

**As of July 31, 2006

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Insured Intermediate Fund	$10.95	$0.31	$11.26	1,134,356

*2.75% of public offering price (2.85% of net asset value per share)

**As of July 31, 2006

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to Integrity Fund Services for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also “Rule 12b-1 Plans” and “Underwriter” for additional information regarding fees paid to broker-dealers and others.

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund by shareholders may present risks to other shareholders of the Fund. These risks may include disruption of portfolio management strategies, increased brokerage and administrative costs and dilution in value of Fund shares held by long-term shareholders. Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders and will take other actions necessary to stop excessive or disruptive trading activities. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

TAXATION OF THE FUNDS

The Funds intend to comply with Subchapter M of the Internal Revenue Code (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, securities of other regulated investment companies, cash and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

Federal Income Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Based on information provided by the Funds, each Fund has capital loss carry-forwards for tax purposes that, as of July 31, 2006, amounted to:

Kansas Municipal Fund	$8,982,250
Kansas Insured Intermediate Fund	$1,391,923
Maine Municipal Fund	$729,402
Nebraska Municipal Fund	$3,311,947
New Hampshire Municipal Fund	$154,165
Oklahoma Municipal Fund	$2,482,648

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, including any dividends attributable to tax-exempt interest income earned by the Fund.

The remainder of this discussion is based on the assumption that each Fund will qualify at all times as a regulated investment company.

Distributions

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund’s total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) properly designated by the Fund in a written notice mailed to its shareholders within 60 days after the close of its taxable year. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor’s purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund’s taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain “private activity bonds” issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain “private activity bonds” are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation’s alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder’s “adjusted current earnings” over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, “adjusted current earnings” include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient’s benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient’s income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the respective Fund or are “related persons” to such users; such persons should consult their tax advisers before investing in the respective Fund.

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund’s distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

Because the Funds do not intend to invest with a view to maximizing the portion of the Fund’s distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder receives an exempt-interest dividend from a Fund and sells his or her share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend. Any loss (to the extent not disallowed as described in the prior sentence) realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge”) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investment

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options on futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Non-U.S. Investors

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Under the provisions of the American Jobs Creation Act of 2004 (the “2004 Tax Act”), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Kansas Municipal Fund and Kansas Insured Intermediate Fund

Exempt interest dividends from the Kansas Municipal Fund and Kansas Insured Intermediate Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987, (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries and corporations (other than insurance companies, banks, trust companies and savings and loan associations). Distributions from the Kansas Municipal Fund and Kansas Insured Intermediate Fund, including exempt-interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies and on banks, trust companies and savings and loan associations, when received by shareholders subject to such taxes.

Maine Municipal Fund

Exempt-interest dividends from the Maine Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates and corporations. However, dividends taken into account in determining a taxpayer’s federal alternative minimum tax liability may also be taken into account in determining the taxpayer’s state minimum tax imposed by the State of Maine. Shares of the Maine Municipal Fund and dividends from the Maine Municipal Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

Nebraska Municipal Fund

Exempt-interest dividends from the Nebraska Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from and are reported to an investor as being derived from, interest on (i) obligations of the State of Nebraska or its political subdivisions and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income taxes imposed by the State of Nebraska on individuals, trusts, estates and corporations. However dividends taken into account in determining a taxpayer’s federal alternative minimum tax liability may affect an investor’s tax liability under the income taxes imposed by the State of Nebraska. Dividends from the Nebraska Municipal Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

New Hampshire Municipal Fund

Exempt-interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from and are reported to an investor as being derived from, interest on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire. Exempt-interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax imposed by the State of New Hampshire.

Oklahoma Municipal Fund

Exempt-interest dividends from the Oklahoma Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals and corporations.

The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this SAI. Investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

DIVIDENDS

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly and dividends of net realized short-term and long-term capital gains, if any, would normally be paid out once a year in December. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain netincome in order to satisfy the minimum distribution requirements contained in the Code.

Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor’s account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies Integrity Fund Services to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

Distribution checks may be sent to parties other than the investor. Integrity Fund Services will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

UNDERWRITER

Distribution of Securities

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, a wholly owned subsidiary of Integrity Mutual Funds, 1 North Main Street, Minot, North Dakota 58703. See “Principal Underwriter” above. Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund’s shares. Integrity Funds Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares and reallows a majority or all of such amounts to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the 1933 Act.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	7/30/04	7/29/05	7/31/06	7/30/04	7/29/05	7/31/06
Kansas Municipal Fund	$72,043	$48,977	$27,494	$11,649	$8,160	$5,018
Kansas Insured Intermediate Fund	$23,551	$22,164	$6,305	$2,794	$2,334	$697
Maine Municipal Fund*	$31,105	$30,804	$8,936	$4,745	$5,041	$1,531
Nebraska Municipal Fund	$134,051	$64,842	$31,229	$20,934	$10,541	$5,267
New Hampshire Municipal Fund*	$15,414	$23,732	$9,297	$2,717	$4,462	$1,540
Oklahoma Municipal Fund	$195,461	$71,817	$68,988	$30,729	$11,747	$13,214

*For the four-month period ended July 30, 2004.

Compensation

The following tables sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
Kansas Municipal Fund	$5,018	$0	$0	$156,955
Kansas Insured Intermediate Fund	$697	$0	$0	$0
Maine Municipal Fund	$1,531	$0	$0	$53,193
Nebraska Municipal Fund	$5,267	$0	$0	$79,527
New Hampshire Municipal Fund	$1,540	$0	$0	$14,473
Oklahoma Municipal Fund	$13,214	$0	$0	$95,373

1Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds (“Integrity funds”) distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity funds.

In fiscal year 2007, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab
Fiserv
Morgan Stanley
Raymond James
RBC Dain Raucher
UBS
National Financial Services
Piper Jaffray
Edward Jones
Pershing

EXPENSES OF THE FUNDS

Each Fund’s expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Independent Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees’ and shareholders’ meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), association membership dues, charges of a Fund’s custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering a Fund and its shares with the Securities and Exchange Commission, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

FINANCIAL STATEMENTS

The audited financial statements of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, New Hampshire Municipal Fund (formerly New Hampshire TaxSaver Bond Fund) and Maine Municipal Fund (formerly Maine TaxSaver Fund) for their most recent fiscal year appear in such Funds’ annual reports, which are incorporated herein by reference. The annual reports accompany this SAI.

APPENDIX A--STATE FACTORS

The information regarding states was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The state information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Furthermore, the information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions or U.S. territories and possessions. Integrity Money Management is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Kansas

Since the Kansas Municipal Fund and Kansas Insured Intermediate Fund each invest a significant portion of their respective assets in Kansas municipal securities, such Funds are susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations.

The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2005, employment for nonfarm jobs in the State of Kansas for June 2005 is improving. Compared to June 2004, employment increased by 16,100 jobs for a total of 1.4 million nonfarm jobs. Kansas had 12 consecutive months of over-the-year job growth. The unemployment rate was 5.3 percent for June 2005, compared to 5.8 percent in June 2004.

Net assets increased by $583 million or 6.2%. Approximately 57.2% of the total revenue came from taxes, while 28.6% resulted from grants and contributions (including federal aid). Charges for various goods and services provided 11.0% of the total revenues. Expenses cover a range of services. The largest expenses of total expenses were for education (34.9%), human resources (32.1%), and general government (12.5%).

The combined net assets of the State (government and business-type activities) totaled $10.1 billion at the end of 2005, compared to $9.5 billion at the end of the previous year, an increase of 6.2%. The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding.

For fiscal year 2005, the governmental funds reported a combined ending fund balance of $1,086 million, an increase of $98 million in comparison with the prior year. Of the total amount, $774 million represents the fund balance of the Transportation Fund. There was a deficit of $202 million in the “unreserved fund balances” with all being in the Transportation Fund and Transportation-Capital Project Fund. The reserved balances of $1,288 million include the reserve for advances to other funds of $205 million and the reserve for encumbrances of $990 million.

Differences existed between the original budget and the final budget. Revenue estimates were raised by approximately $55 million and expenditure estimates were raised by approximately $26 million. The original estimates provided for an excess of revenues over expenditures of a negative $72 million. The final budget provided for an excess of a negative $43 million of revenues over expenditures. Subsequently, fiscal year 2005 was closed with an excess of revenues over expenditures of $151 million.

During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the State. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

The focus of the State’s governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. In particular, unreserved fund balance may serve as a useful measure of a government’s net resources available for spending at the end of the fiscal year. For fiscal year 2005, the governmental funds reported a combined ending fund balance of $1,086 million, an increase of $98 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $990 million and for advances in the amount of $205 million.

The General Fund is the chief operating fund of the State. At the end of fiscal year 2005, unreserved fund balance of the General Fund was at $297 million, while the total fund balance reached $312 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 5.4 percent of total General Fund expenditures, while total fund balance represents 5.7 percent of that same amount. The fund balance in the General Fund increased by $179 million during fiscal year 2005.

The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while “master lease” and “third-party” financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. Kansas Development Finance Authority (“KDFA”) is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations increased by $365 million during fiscal year 2005. The key factor in this increase was the issuance of $200 million for Highway Bonds, KDOT Series 2004 B, and $176 million in Public Water Supply Revolving Loan Fund Bonds, KDFA Series 2004 1 & 2, less $82 million for various Bonds refunded by Series 2004 1 & 2.

The State’s total long-term debt obligation showed a net increase of $477 million (13.3%) during fiscal year 2005. This increase was primarily due to the increase of $365 million in revenue bonds, $12 million in STAR bonds and $102 million in other long-term obligations.

The State of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of September 2006, S&P and Moody’s assigned an issuer credit rating of AA+ and Aaa respectively, to the State of Kansas. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Kansas or contained in Official Statements for various Kansas municipal obligations.

Factors Pertaining to Maine

Since the Maine Municipal Fund invests a significant portion of its assets in Maine municipal securities, the Maine Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations.

The Maine economy recovered from the recession in 2004 and, in 2005, was experiencing moderate and steady growth. The prime movers were an improved national economy and continued low interest rates. The Maine Coincident Economic Index (CEI – which roughly tracks Real Gross State Product) rose 2.3% for the 2005 fiscal year, the strongest performance since 2000, and a significant improvement over the 0.6% growth measured in 2003.

Maine payroll employment increased by 6,900, or 1.1%, the best showing in four years. Maine’s average unemployment rate in 2005 was 4.6%, down from 5% in the previous years, and still well below the national rate of 5.5%. As a result, personal income growth was also improved. Personal income growth in 2004 was 6%, 25th best in the country. Maine’s ability to navigate through the recent recession better than many other states has resulted in Maine’s per capita income ranking improving to 31st in the country in 2004.

Very low interest rates enabled a record setting year for national home sales and home refinancing activity again put billions into people’s pockets, a boon to retailers. Maine total taxable retail sales increased by 6% in 2004, up from 5% growth in the previous year. The bulk of this improvement was due to the exceptional strength of the building supply store-type group (up 15.7%). In recent months rising interest rates and energy costs have slowed the growth in taxable sales to 3%.

The November 2005 Maine economic forecast calls for payroll employment growth of .8% in 2005 and .9% in 2006. The largest jobs gains over this period will be in education and health services, professional and business services, retail and leisure and hospitality. Construction employment is expected to shrink and manufacturing jobs will continue to decline, but at a slower rate than over the past few years.

Personal income is expected to grow a bit more slowly than in the recent past, with growth near 5.5% for the 2005 and 2006 fiscal years. Wage and salary income growth will increase by an average of 5% for the period, with even stronger growth rates predicted for “other labor income,” proprietors’ income, and transfer payments.

Chapter 20, Public Laws of 2005 enacted into law the Administration’s comprehensive government reorganization plan to consolidate and streamline administrative services across Maine State Government through the consolidation of information technology, statewide payroll, accounting and finance, human resources, and administrative hearings. The consolidation is, perhaps, the most sweeping reorganization of backbone services in Maine’s recent history. The reorganization eliminates the inter-agency competition for qualified staff resources while providing employees with greater opportunity for professional development and career advancement. The plan saves approximately $10.7 million across all funds that comprise State government. The General Fund alone will provide annual net savings of approximately $5.3 million into the future.

Significant property tax legislation was enacted in Chapter 2, Public Laws 2005 which provides property tax relief to the vast majority of Maine’s citizens. The tax reform law limits spending at the municipal level of government as well as the State level. The law increases the State’s share of education aid by $250 million in the 2006 – 2007 biennia and increases according to a predetermined formula until the State meets its obligation of funding local education at 55%.

The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax raising powers to secure the obligations. As of September 2006, all outstanding general obligation bonds of the State of Maine are rated AA- by S&P and Aa3 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Maine or contained in Official Statements for various Maine municipal obligations.

Factors Pertaining to Nebraska

Since the Nebraska Municipal Fund invests a significant portion of its assets in Nebraska municipal securities, the Nebraska Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations.

The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the State has enjoyed regular economic growth during the past few years. Historically, the State’s economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the State’s 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy. The annual average Nebraska unemployment rate was 3.1 percent in 2001; 3.7 percent in 2002; 4.0 percent in 2003; 3.8 percent in 2004; and 3.9 percent in 2005; compared to 4.7 percent, 5.8 percent, 6.0 percent, 5.4 percent, and 5.1 percent overall in the U.S.

The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 92 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2004 increased $229 million over the prior year, due to an increased sales tax base and a sales tax rate increase to help offset a small decline in income tax revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2004 and June 30, 2005, the Legislature, as required by the State Constitution, balanced the budget.

For the year ended June 30, 2005 there was a continued increase in taxes collected, as income and sales taxes from all funds increased $301 million over last year, chiefly due to a $208 million jump in income taxes collected. This reflects the steady, solid growth in Nebraska in all areas: jobs, income and revenue. Employment continues to have steady, moderate growth. Farm income reached record levels in calendar years 2003 and 2004. Calendar year 2005 farm income is expected to remain near record levels.

The State has seen continued improvement in revenues for the fiscal year ending June 30, 2005. Net tax revenue exceeded the prior year by $339 million. For the fiscal year ending June 30, 2005, the State’s General Fund ended the fiscal year with a $617 million cash and investments balance.

The assets of the State exceeded its liabilities at June 30, 2005 by $9.3 billion. The majority of the net assets are represented by the investment in the State’s infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, “unrestricted net assets” was reported as $830 million, much of which is, by statute, to be spent on nursing facilities, medical assistance programs and tobacco prevention and control. The primary government’s net revenues exceeded net expenses for 2005 by $615 million (thus, an increase in net assets). The increase in net assets was primarily a result of a continually improving economy causing an increase in taxes collected coupled with a less than budgeted increase of expenditures from 2004.

Long-term liabilities totaled $658 million at June 30, 2005, which is a small change from the prior year. Most of these liabilities consist of (1) $290 million of claims payable for workers’ compensation claims, medical excess liability, unemployment compensation claims, employee health insurance claims, among other claims, (2) $181 million of Medicaid claims, and (3) the calculated amount for vested sick leave due employees when they retire and accrued vacation, totaling $111 million. Debt related to capital assets totaled $48 million at June 30, 2005.

The focus of the State’s Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State’s net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If they are designated, they are unreserved only as long as they are used for the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At the end of 2005, the State’s Governmental Funds reported combined ending fund balances of $2,008 million. The total unreserved balances amounted to $1,630 million.

The General Fund is the chief operating fund of the State. The major General Fund liability was the estimated tax refunds payable of $244 million. Such refunds payable were $64 million less than the expected taxes owed the State. Other assets of the General Fund available to pay near-term liabilities exceeded such liabilities by $345 million.

On June 30, 2004, the General Fund had a positive fund balance of $208 million. While both revenues and expenditures increased in 2005, revenues were greater than expenditures which resulted in an increase in fund balance of $173 million in 2005, which was slightly less than the $208 million increase that occurred in 2004. This $173 million increase in 2005, when coupled with $28 million of other financing sources, caused the General Fund balance to increase by $201 million, ending with a fund balance of $409 million.

Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska municipal obligations.

Factors Pertaining to New Hampshire

Since the New Hampshire Municipal Fund invests a significant portion of its assets in New Hampshire municipal securities, the New Hampshire Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal obligations.

New Hampshire’s economy has had a steady recovery since the last recession. The State continues to experience the strongest growth in population and employment in New England. Per capita income levels are rising and poverty rates remain the lowest in the nation. New Hampshire is first in the nation for median household income. The State has retained its advantages over other states in the region with low unemployment, low tax burdens, highly educated and skilled workforce, and a small and accessible government.

New Hampshire’s employment has expanded since the 2001 recession. During the recession, the State lost approximately 20,000 jobs, or slightly above 3.0% of total non-farm employment. Those losses were completely recovered by 2005 and moderate growth is projected, although not at levels seen during the “tech boom” in the 90’s. The considerable losses in manufacturing and high tech workforce have stabilized and are beginning to show improvement. The announcement by the Base Realignment and Closure Commission removing the Portsmouth Naval Shipyard from the list of recommended closures is extremely good news for the State’s employment picture and overall economy. The Shipyard brings over 5,000 jobs to the Seacoast. As of March 21, 2006, New Hampshire’s unemployment rate was 3.3%, which continues to track lower than New England (4.4%) and the national average (4.7%). Home prices in New Hampshire have continued to rise rapidly. For the twelve months ended June 2005, house prices in New Hampshire rose by 12.4%, slightly below the region (13.0%) and nation (13.4%). Increased demand for housing and historically low mortgage rates, were the primary factors driving the increases. State revenues benefited from the strength in housing as the Real Estate Transfer Tax grew 12.0% during 2005, bringing in $159.8 million in revenue. Home prices are expected to moderate, but not decline going forward. However, as mortgage rates rise, demand for new housing and refinancing activity may be reduced.

The direct effects from hurricanes Katrina and Rita on New Hampshire’s economy were slight, but higher energy costs occasioned by the storms, and the resulting effect on consumer spending and discretionary income have given rise to economic concerns. Costs of energy sources are generally more expensive in New Hampshire, as the State has few indigenous energy resources to replace the crude oil and natural gas supplies that were disrupted during the storms. It is estimated that spending on residential energy in New Hampshire could be as high as 5% of disposable income. However, even with these increased costs, employment growth is strong, and well above the national average. The quality of life and demographic advantages of New Hampshire will be sustained, bringing long-term advantages to the State.

In order to balance the fiscal 2006-07 biennial budget, the legislature anticipated a surplus of $30.5 million for fiscal 2005. However, the actual combined General and Education Fund surplus at June 30, 2005 was $82.2 million, $51.7 million higher than expected. The favorable surplus was primarily the result of continued growth in the real estate market, increases in revenue from business taxes, one time business audit settlements, and greater than expected lapses. In accordance with Chapter 177:122, Laws of 2005, the biennial transfer of surplus from the General Fund to the Revenue Stabilization Account was suspended.

Consistent with recent growth in the economy, revenue collections came in significantly higher than original estimates. Fiscal 2005 unrestricted revenue for the General and Education funds totaled $2,161.9 million, which exceeded the budget by $160.4 million. This strong fiscal year performance was seen primarily from Business Taxes and Real Estate Transfer Taxes. Business Taxes totaled $492.0 million, $77.0 million above plan and $84.0 million over the prior year. Included in the fiscal year 2005 revenue was approximately $33.5 million of one-time audit settlements. As the result of rising home prices, continued sales activity spurred by low interest rates, and audits, the Real Estate Transfer Tax collections totaled $159.8 million, $36.3 million (29.4%) above plan and $17.1 million (12.0%) over the prior year.

The state budget is prepared on a biennial basis. Prior to the start of each biennium, all departments of the State are required by law to transmit to the commissioner of the Department of Administrative Services requests for capital and operating expenses and estimates for revenue for the ensuing biennium. Following public hearings and consultation with various department heads, the Governor prepares a recommended budget. The budget is forwarded to the Legislature by February 15th of the odd year for consideration. The Legislature performs its review of the proposed budget and can make further adjustments. The budget passed by the Legislature is forwarded to the Governor to be enacted into law or to be vetoed.

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2005 amounts to $4.7 billion, with accumulated depreciation amounts of $2.2 billion, leaving a net book value of $2.5 billion, an increase of $110.2 million from the prior year. The investment in capital assets includes equipment, real property, infrastructure, computer software, and construction in progress. Infrastructure assets are items that are normally immovable, of value only to the State and include only roads and bridges. The net book value of the State’s infrastructure for its roads and bridges approximates $1.3 billion, which decreased $43.9 million from the previous year, due to depreciation of $46.9 million exceeding current year additions of $3.0 million.

The State may issue general obligation bonds, revenue bonds, and notes in anticipation of such bonds authorized by the Legislature and Governor and Council. The State may also directly guarantee certain authority or political subdivision obligations. At the end of fiscal year 2005, the State had total bonded debt outstanding of $995.8 million. Of this amount, $701.0 million are general obligation bonds, which are backed by the full faith and credit of the State. The remainder of the State’s bonded debt is Turnpike revenue bonds, which are secured by the specified revenue sources within the Turnpike System.

On December 10, 2004, the State issued $60 million of general obligation capital improvement bonds. The interest rates of these 20-year bonds will be variable per the provisions of their auction rate security (ARS) features. These ARS Bonds are different from past bond issues in that these bonds carry an interest rate that will change every seven days through an auction process specified in the terms of the bonds. A portion of the proceeds from this issue was used to pay off $50 million of bond anticipation notes which were outstanding at June 30, 2004.

On January 19, 2005, the State issued $15 million of general obligation capital improvement bonds. The interest rates on these serial bonds range from 3.0% to 4.25%, and the maturity dates range from 2006 through 2025. Also on January 19, 2005, the State issued $42.8 million of taxable general obligation bonds to fund the unfunded accrued liability attributable to a newly established retirement plan for state judges pursuant to Chapter 311, Laws of 2003. The interest rates on these serial bonds range from 3.4% to 4.65%, and the maturity dates range from 2006 through 2015.

As of September 2006, all outstanding general obligation bonds of the State of New Hampshire are rated AA by S&P and Aa2 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The above information provided is only a brief summary of the complex factors affecting the financial situation in New Hampshire and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in New Hampshire or contained in Official Statements for various New Hampshire municipal obligations.

Factors Pertaining to Oklahoma

Since the Oklahoma Municipal Fund invests a significant portion of its assets in Oklahoma municipal securities, the Oklahoma Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations.

Oklahoma’s economy added 26,700 new jobs during fiscal year 2005. In 2005, state job growth outpaced the nation with growth of 1.8% compared to 1.4% for the U.S. Oklahoma’s unemployment rate also outpaced the nation with a 9% decline in unemployment from 4.7% in October of 2004 to 4.3% in October of 2005. For the same periods in time, the U.S. unemployment rate decreased by 9% from 5.5% to 5.0%. Some of the most notable employment announcements taking place in Oklahoma include: 363 jobs being added in Oklahoma City by Walgreens, 500 in Bartlesville by ConocoPhillips, 400 in Tulsa by Lenders Services Direct, and Cherokee ConneX LLC announced plans to add 840 jobs in Muskogee.

Oklahoma emerged from the revenue shortfall years of fiscal year 2002 and fiscal year 2003 with solid revenue growth in fiscal year 2004 and fiscal year 2005. Actual revenue collected again exceeded 100% of the estimate and, for the first time since the creation of the Rainy Day Fund, a deposit of $243.8 million into the fund raised the balance to the maximum allowed by law. The Oklahoma Constitution requires that collections in excess of the Board of Equalization’s itemized estimate of General Revenue Fund revenues be deposited in the Rainy Day Fund each year. The legal maximum is equal to 10% of the prior fiscal year’s general revenue fund appropriations, or $461.3 million for fiscal year 2005.

Revenue collections continue to improve in fiscal year 2006. In the first five months of 2006, General Revenue Fund collections were $65.3 million (or 3.1%) above estimated collections and $180.8 million (or 9.8%) above prior year collections. Individual and corporate income taxes and sales taxes were primarily responsible for the revenue increases. Gross production tax on natural gas increased over the 2005 fiscal year, but was below estimated collections.

Receipts from all of the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) exceeded revenues of the prior year, producing a combined total of $4.4 billion, or 88% of total GRF receipts. The total of major taxes collected increased $292.3 million or 7.2% from that of the prior year, an indication of increased business activity. As compared to fiscal year 2004, collections from income taxes increased by $190.2 million, or 9.0%; sales taxes increased by $52.8 million, or 4.1%; motor vehicle taxes decreased by $2.2 million, or (1.0%); and gross production taxes on gas increased by $51.5 million, or 11.6%.

The assets of the State exceeded its liabilities at fiscal year ending June 30, 2005 by $11 billion (presented as “net assets”). Of this amount, $2.4 billion was reported as “unrestricted net assets.” Unrestricted net assets represent the amount available to be used to meet the State’s ongoing obligations to citizens and creditors.

The State’s total net assets increased by $873 million (an 8.6% increase) in fiscal year 2005, equal to the 8.6% increase from the previous fiscal year. Net assets of government activities increased by $697 million (a 5.1% increase), while net assets of the business-type activities showed an increase of $176 million (a 24.8% increase).

As of the close of fiscal year 2005, the State’s governmental funds reported a combined ending fund balance of $4.1 billion, an increase of $615.7 million in comparison with the prior year. Of this total amount, $2.16 billion represents the “unreserved fund balances,” all being in the general fund. Of this $2.16 billion, $489 million (increased $57 million) is in the Cash Flow Reserve Fund and $461 million (increased $244 million) is in the Rainy Day Fund leaving $1.2 billion (increased $143 million) as undesignated for the general fund. This $1.2 billion is roughly 10.4% of the total governmental funds expenditures for fiscal year 2005. This ratio improved from 9.7% in fiscal year 2004.

The State’s total long-term debt obligations showed a net increase of $24 million (20.8%) in the governmental type activities and a net increase of $167 million (31.2%) in the business type activities during the 2005 fiscal year. The key factor causing the governmental type increase was the issuance of $154 million in new Oklahoma Capital Investment Authority (“OCIA”) revenue bonds. The large debt increase in the business type activities was from the issuance of $204 million in new revenue bonds by the Oklahoma Water Resources Board.

The focus of the State’s governmental funds is to provide information on near‑term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State’s financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government’s net resources available for spending at the end of the fiscal year.

As of the end of fiscal year 2005, the State’s governmental funds reported combined ending fund balances of $4.1 billion, an increase of $615.7 million from 2004. More than one half ($2.2 billion or 53%) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed (1) to liquidate contracts and purchase orders of the prior fiscal year ($228 million), (2) to pay debt service ($89 million), (3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.6 billion) or (4) for a variety of other restricted purposes ($41.6 million).

The general fund is the chief operating fund of the State. At the end of fiscal year 2005, unreserved fund balance of the general fund was $2.16 billion, while the total fund balance increased $450 million to $2.52 billion. As a measure of the general fund’s liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 19% of total general fund expenditures (up from 16% a year ago), while total fund balance represents 22% of that same amount (up from 19%). Overall the fund balance of the State’s general fund increased by $450 million during  fiscal year 2005. This is a 21.7% increase from 2004.

General obligation bonds are backed by the full faith and credit of the State, including the State’s power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2005, the outstanding general obligation net debt of the State of Oklahoma was $261.2 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

As of September 2006, all outstanding general obligation bonds of the State of Oklahoma are rated AA by S&P and Aa3 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Oklahoma or contained in Official Statements for various Oklahoma municipal obligations.

APPENDIX B–RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services

A brief description of the applicable Standard & Poor’s Ratings Services (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does nor perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

·	Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
·	Nature of and provisions of the obligation;
·

Protection afforded by and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade
AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The “BB” rating category is also used for debt subordinated to senior debt that is assigned in actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-“ rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.
C

The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating “C1” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule: the larger the final maturity relative to other maturities, the more likely it will be treated as a note.
Source of payment: the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
	SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
	SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
	SP-3	Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3

Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

B

Issues rated “B” are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Aaa

Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in “Aaa” securities.

A

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s bond rating symbols may contain numeric modifiers of a generic rating classification. The modifier “1” indicates that the bond ranks at the high end of its category. The modifier “2” indicates a mid-ranking and the modifier “3” indicates that the issue ranks in the lower-end of its generic rating category.

Baa

Bonds that are rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics, as well.

Ba

Bonds that are rated “Ba” are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderated and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.
Ca	Bonds rated “C” are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con(…)

Bonds for which the security depends on the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probably credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Municipal Short-Term Loans
MIG 1/VMIG 1	This designation denotes best quality. There is strong protection present by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins or protection are ample but not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and market access for refinancing is not as likely to be well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection that is commonly regarded as required of an investment security is present, but not distinctly or predominantly speculative. There is significant risk.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

· Leading market positions in well-established industries.
· High rates of return on funds employed.
· Conservative capitalization structure with moderate reliance on debt and ample asset protection.
· Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
· Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.

A brief description of the applicable Duff & Phelps, Inc. (“D&P”) ratings symbols and their meanings (as published by D&P) follows:

Long-Term Debt

These ratings represent a summary opinion of the issuer’s long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of ‘BBB’ and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A “Cash Flow Rating” (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

AAA	Highest credit quality with negligible risk factors that are only slightly higher than the risk free U.S. Treasury debt.
AA+	High credit quality with strong protection factors. Risk is modest, but may vary slightly from time to time due to economic conditions.
AA
AA-
A+	Protection factors are average but adequate. Risk factors are more variable and greater in periods of economic stress.
AA
AA-
BBB+	Below average protection factors, but still considered sufficient for prudent investments. Considerable variability in risk during economic cycles.
BBB
BBB-
B+

Below investment grade, but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B
B-
CCC

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD	Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP	Preferred stock with dividend arrearages.

Short-Term Ratings

Duff & Phelps’ short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funding including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor’s reliance on short-term funding on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings’ short-term ratings is the refinement of the traditional ‘1’ category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of ‘1+’ (one plus) and ‘1-’ (one minus) to assist investors in recognizing those differences.

The SEC for broker-dealer requirements, specifically capital computation guidelines, recognizes these ratings. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

High Grade
D-1+

Highest certainty of timely payment with outstanding short-term liquidity, including internal operating factors and/or access to alternative sources of funds. Safety is just below that of the risk-free U.S. Treasury short-term obligations.

D-1	Very high certainty of timely payment, with excellent liquidity factors that are supported by good fundamental protection factors. The risk factors are minor.
D-1-	High certainty of timely payment with strong liquidity factors that are supported by good fundamental protection factors. The risk factors are very small.

Good Grade
D-2

Good certainty of timely payment with sound liquidity factors and company factors. Ongoing funding needs may enlarge the total financing requirements, but access to capital markets is good. The risk factors are small.

Satisfactory Grade
D-3	Satisfactory liquidity with other protection factors that qualify issue to investment grade. The risk factors are larger and subject to more variation, but timely payment is expected.

Non-Investment Grade
D-4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default
D-5	Issuer has failed to meet scheduled principal and/or interest payments.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered being of investment grade and the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds that are rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds may impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (‘BB’ to ‘C’) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (‘DDD’ to ‘D’) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds are in imminent default in payment of interest or principal.
DDD

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery of these bonds and ‘D’ represents the lowest potential for recovery.

DD
D

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less than issues rated “F-1+.”
F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.
F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Part C.    Other Information

Item 23: Exhibits:

(a)	Agreement and Declaration of Trust for Registrant, dated August 10, 1990[1]
(b)	Bylaws of Registrant[1]
(c)	Specimen Certificate for the Kansas Municipal Fund[1]
(d)	(1)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management, Inc. (“Integrity Money Management”) on behalf of the Kansas Municipal Fund[2]
	(2)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management on behalf of the Kansas Insured Intermediate Fund[2]
	(3)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management on behalf of the Nebraska Municipal Fund[2]
	(4)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management on behalf of the Oklahoma Municipal Fund[2]
	(5)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management on behalf of the Maine Municipal Fund[3]
	(6)	Management and Investment Advisory Agreement between Registrant and Integrity Money Management on behalf of the New Hampshire Municipal Fund[3]
(e)	(1)	(a) Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”) on behalf of the Kansas Municipal Fund[4]
(b) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Kansas Insured Intermediate Fund[4]
(c) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Nebraska Municipal Fund[4]
(d) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Oklahoma Municipal Fund[4]
(e) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Maine Municipal Fund[3]
(f) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the New Hampshire Municipal Fund[3]
	(2)	Dealer Agreement[4]
(f)	Not applicable
(g)	Custodian Agreement with Wells Fargo Bank Minnesota, N.A., on behalf of all Series[5]
(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. (“Integrity Fund Services”) on behalf of all Series[9]
	(2)	Accounting Services Agreement between Registrant and Integrity Fund Services on behalf of all Series[3]
	(3)	Administration Services Agreement between Registrant and Integrity Fund Services on behalf of all Series[9]
(i)	(1)	Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund dated November 14, 1990[1]
	(2)	Opinion and Consent of Chapman and Cutler for the Kansas Insured Intermediate Fund dated November 12, 1992[1]
	(3)	Opinion and Consent of Chapman and Cutler for the Nebraska Municipal Fund dated November 16, 1993[1]
	(4)	Opinion and Consent of Chapman and Cutler for the Oklahoma Municipal Fund dated September 25, 1996[6]
(5)

Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund (the “Original Series”) dated November 29, 1999[1]

	(6)	Opinion and Consent of Peter A. Quist for the Original Series dated November 29, 2000[7]
	(7)	Opinion and Consent of Gordon Dihle for the Original Series dated November 26, 2001[5]
	(8)	Opinion and Consent of Gordon Dihle for the Original Series dated November 27, 2002[8]
	(9)	Opinion and Consent of Chapman and Cutler LLP dated September 29, 2003[4]
	(10)	Opinion and Consent of Chapman and Cutler LLP dated December 22, 2003[4]
	(11)	Opinion and Consent of Stradley Ronon Stevens & Young LLP[2]
	(12)	Opinion and Consent of Chapman and Cutler LLP[9]
(j)	(1)	Consent of Brady, Martz & Associates, P.C.[9]
(k)	Not applicable
(l)	Subscription agreement with Ranson[1]
(m)	(1)	Shareholder Services Plan for the Kansas Municipal Fund[4]
	(2)	Shareholder Services Plan for the Nebraska Municipal Fund[4]
	(3)	Shareholder Services Plan for the Oklahoma Municipal Fund[4]
	(4)	Shareholder Services Plan for the Maine Municipal Fund[3]
	(5)	Shareholder Services Plan for the New Hampshire Municipal Fund[3]
(n)	Not applicable
(p)	Code of Ethics[9]
(z)	Power of Attorney Authorization[9]

1Previously filed with and incorporated by reference to Post-Effective Amendment Number 43 filed on November 30, 1999.
2Previously filed with and incorporated by reference to Post-Effective Amendment Number 51 filed on November 24, 2004.
3Previously filed with and incorporated by reference to Post-Effective Amendment Number 49 filed on September 29, 2003.
4Previously filed with and incorporated by reference to Post-Effective Amendment Number 50 filed on December 22, 2003.
5Previously filed with and incorporated by reference to Post-Effective Amendment Number 45 filed on November 26, 2001.
6Previously filed with and incorporated by reference to Post-Effective Amendment Number 25 filed on September 25, 1996.
7Previously filed with and incorporated by reference to Post-Effective Amendment Number 44 filed on November 29, 2000.
8 Previously filed with and incorporated by reference to Post-Effective Amendment Number 47 filed on November 27, 2002.
9Filed herewith.

Item 24: Persons Controlled by or under Common Control with Registrant.

To the best of Registrant’s knowledge, as of November 28, 2006, no person is either directly or indirectly controlled by or under common control with Registrant.

Item 25: Indemnification.

The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit 1). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, Trustees, or officers of another organization and including persons who served as officers and directors of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless a determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of shares or for losses suffered by reason of any changes in value of any of Registrant’s assets).

The Agreement and Declaration of Trust (Article IV, Section 2 (o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contractors of the Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law.

In addition to the foregoing, the distribution and services agreements with the Funds’ Distributor provide that the respective fund will indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder or other information filed or made public by the respective fund (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the applicable fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the fund by or on behalf of the Distributor. In no case (i) is the indemnity of the fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the applicable distribution and services agreement, or (ii) is the fund to be liable under its indemnity agreement contained in Section 8 of the distribution and services agreement with respect to any claim made against the Distributor or any person (or after the Distributor or the person shall have received notice or service on any designated agent). However, failure to notify the respective fund of any claim shall not relieve the fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 8 of the respective distribution and services agreement. The applicable fund shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any claims, but if the fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or persons or defendant or defendants in the suit. In the event, the applicable fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the respective fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The applicable fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the shares of the respective fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant’s Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser.

Integrity Money Management, Inc. (the “Adviser”) manages the Registrant and serves as investment adviser to other open-end investment companies. Unless otherwise indicated below, the principal business address for these investment companies and the persons and companies named below is 1 Main Street North, Minot, North Dakota 58703.

The names of the directors and officers of the Adviser and their businesses, professions, vocations, and employment during the past two fiscal years, either for their own account or as directors, officers, employees, partners or Trustees, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	AFFILIATION WITH INVESTMENT ADVISER	OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT CONNECTION
Peter A. Quist 1 North Main Street Minot, ND 58703	Director Vice-President Secretary

Attorney; Director and Vice President: Integrity Mutual Funds, Inc.; Director, Vice President and Secretary: Integrity Funds Distributor, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Vice President and Secretary: Integrity Managed Portfolios (since January 1996) and Integrity Funds (since May 2003).

Robert E. Walstad 1 North Main Street Minot, ND 58703	Director President Treasurer

Director (since September 1987) CEO (since September 2001): Integrity Mutual Funds, Inc.; Director, President and Treasurer: , Integrity Fund Services, Inc.; Director and President: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman,and President: Integrity Managed Portfolios (since January 1996); The Integrity Funds (since May 2003); Director, CEO and Chairman (since January 2002), President (September 2002 to December 2004): Capital Financial Services, Inc; Director (since June 2006): Minot Park Board.

Item 27: Principal Underwriters.

a)       Integrity Funds Distributor, Inc., acts as principal underwriter for the Funds as well as for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and The Integrity Funds.

b)       The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 20.

INTEGRITY FUNDS DISTRIBUTOR, INC.
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Mark R. Anderson 1 North Main Street Minot, North Dakota 58703	President	None
Peter A. Quist 1 North Main Street Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary
John Carlson 1 North Main Street Minot, North Dakota 58703	Treasurer	None

c)       Not applicable.

Item 28. Location of Accounts and Records.

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as Registrant’s Custodian and will maintain all records related to that function. Integrity Fund Services, Inc. (“Integrity Fund Services”), serves as Registrant’s transfer agent and maintains all records related to that function. Integrity Fund Services also serves as Registrant’s accounting service agent and maintains all records related to that function. Integrity Money Management, Inc., serves as Registrant’s investment adviser and Integrity Funds Distributor, Inc., serves as Registrant’s principal underwriter and maintain all records related to those functions, respectively. Registrant maintains all of its corporate records. The address of each of the foregoing (other than the custodian) is 1 North Main Street, Minot, North Dakota 58703.

Item 29: Management Services

Not applicable

Item 30: Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-effective Amendment Number 54 to Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 30th day of November, 2006.

INTEGRITY MANAGED PORTFOLIOS

By: /s/Robert E. Walstad

Robert E. Walstad
President

Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 30, 2006:

Jerry M. Stai Trustee
Orlin W. Backes Trustee	By: /s/Robert E. Walstad Robert E. Walstad Attorney-in-Fact
R. James Maxson Trustee

/s/Robert E. Walstad
Robert E. Walstad Trustee, Chairman of the Board, and President

An original power of attorney authorizing Robert E. Walstad to execute any amendment to Registration Statement No. 33-36324 for each of the trustees of the Registrant on whose behalf this Post-effective No. 54 to the Registrant's Registration Statement is being filed is filed herewith with the Securities and Exchange Commission.

EXHIBITS

(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services on behalf of all Series
	(3)	Administration Services Agreement between Registrant and Integrity Fund Services on behalf of all Series
(i)	(12)	Opinion and Consent of Chapman and Cutler LLP
(j)	(1)	Consent of Brady, Martz & Associates, P.C.
(p)	Code of Ethics
(z)	Power of Attorney Authorization